UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

NorthWestern Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the 2011 Annual Meeting
and the
2011 Proxy Statement

Dear Fellow NorthWestern Corporation Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders to be held on Wednesday, April 27, 2011, at 9:30 a.m. Central Daylight Time at the Holiday Inn Midtown, 2503 S. Locust Street, Grand Island, Nebraska.

At the meeting, stockholders will be asked to elect the Board of Directors, to ratify the selection of our independent registered public accounting firm for 2011, to hold an advisory vote on executive compensation, to hold an advisory vote on the frequency of future advisory votes on executive compensation, and to approve the company’s amended 2005 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the plan. The proxy statement included with this letter provides you with information about the annual meeting and the business to be conducted.

YOUR VOTE IS IMPORTANT. We urge you to read this proxy statement carefully. Whether or not you plan to attend the annual meeting in person, we urge you to vote promptly through the Internet, by telephone or by mail.

If you are unable to attend our annual meeting in person, we are pleased to offer an audio webcast of the meeting. The webcast can be accessed live on our Web site at www.northwesternenergy.com under About Us / Investor Information / Presentations and Webcasts, or you can listen to a replay of the webcast, which will be archived for 30 days after the meeting on our Web site at the above location.

Thank you for your continued support of NorthWestern Corporation.

Very truly yours,

Robert C. Rowe
President and Chief Executive Officer

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NorthWestern Corporation d/b/a NorthWestern Energy 3010 W. 69th Street Sioux Falls, SD 57108 www.northwesternenergy.com

Notice of the
2011 Annual Meeting of Stockholders

Meeting Date:	April 27, 2011
Meeting Time:	9:30 a.m. CDT
Location:	Holiday Inn Midtown 2503 S. Locust Street, Grand Island, Nebraska
Record Date:	February 28, 2011

Purposes of the Meeting:

•	Elect our slate of eight nominees to our Board of Directors to hold office until the annual meeting of stockholders in 2012 and until their successors are duly elected and qualified;

•	Ratify our appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2011;

•	Hold an advisory vote on executive compensation;

•	Hold an advisory vote on the frequency of future advisory votes on executive compensation;

•	Approve the amended NorthWestern Corporation 2005 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the plan; and

•	Transact any other business that may be properly brought before the annual meeting and any adjournment or postponement of the annual meeting.

Stockholders owning NorthWestern Corporation common stock at the close of business on February 28, 2011, or their legal proxy holders, are entitled to vote at the annual meeting.

Only our stockholders or their legal proxy holders as of the Record Date or our invited guests may attend the annual meeting in person. The annual meeting will be webcast (audio and slides) simultaneously with the live meeting.

On or about March 10, 2011, we mailed to our stockholders either (1) a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet, or (2) a copy of our proxy statement, a proxy card and our 2010 Annual Report.

By Order of the Board of Directors,
Timothy P. Olson
Corporate Secretary

NorthWestern Corporation d/b/a NorthWestern Energy 3010 W. 69th Street Sioux Falls, SD 57108 www.northwesternenergy.com

2011 Proxy Statement

March 10, 2011

This proxy statement contains information related to the solicitation of proxies by the Board of Directors, or Board, of NorthWestern Corporation d/b/a NorthWestern Energy, or NorthWestern, the company, we, us, or our, in connection with our 2011 Annual Meeting of Stockholders.

Items of Business to Be Considered at the Annual Meeting

Our Board asks you to vote on the following items at the annual meeting:

•	Election of our eight nominees to serve on our Board;

•	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011;

•	An advisory vote on executive compensation;

•	An advisory vote on the frequency of future advisory votes on executive compensation;

•	Approval the amended NorthWestern Corporation 2005 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the plan; and

•	Transaction of any other matters and business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Voting Procedures

Appointment of Proxy Holders

Our Board asks you to appoint E. Linn Draper Jr. and Robert C. Rowe as your proxy holders to vote your shares at the annual meeting. You make this appointment by voting the proxy card provided to you and using one of the voting methods described below.

If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this proxy statement. If you sign and date your proxy card, but do not provide direction, they will vote your shares as recommended by our Board.

Management is not aware of any matter to be brought before the annual meeting other than the matters described in the notice of annual meeting accompanying this proxy statement. The persons named in the form of proxy solicited by our Board will vote all proxies that have been properly executed, and if any matters not set forth in the notice of annual meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

Record Date and Voting

All stockholders of record as of the close of business on February 28, 2011, are entitled to receive notice of and to vote, in person or by proxy, at the annual meeting or any postponement or adjournment of the annual meeting. If you owned shares of our common stock at the close of business on February 28, 2011, you are entitled to one vote per share upon each matter presented at the meeting. The company does not have any other outstanding class of voting stock. Stockholders whose shares are held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) will need to obtain a proxy from the broker, bank or other nominee that holds their shares authorizing them to vote at the annual meeting.

Our Board strongly encourages you to exercise your right to vote.
Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting.

Voting on the Internet. You may vote by proxy on the Internet up until 11:59 p.m. Eastern Daylight Time the day before the meeting. The Web site for Internet voting is www.proxyvote.com. Easy-to-follow prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials.

Voting by Telephone. You may vote by proxy up until 11:59 p.m. Eastern Daylight Time the day before the meeting by using the toll-free number listed on your proxy card or Voting Instruction Form. Easy-to-follow prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Voting by Mail. Mark, sign and date your proxy card or Voting Instruction Form and return it in the postage-paid envelope provided.

Voting in Person at the Annual Meeting. If you attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a proxy from the record holder of the shares authorizing you to vote at the annual meeting. Submitting your vote by proxy will not affect your right to attend the annual meeting and to vote in person.

Revoking Your Voting Instructions to Your Proxy Holders. If you are a record holder of our common stock, you can change your vote at any time before your proxy is voted at the annual meeting by again voting by one of the methods described previously or by attending the annual meeting and voting in person. You also may revoke your proxy by delivering a notice of revocation to our Corporate Secretary at NorthWestern Corporation, 3010 W. 69th Street, Sioux Falls, SD 57108, prior to the vote at the annual meeting. If your shares are held in “street name,” you must contact your broker, bank or other nominee to revoke your proxy.

Quorum

At the close of business on the Record Date, there were 36,246,630 shares of NorthWestern Corporation common stock outstanding and entitled to vote at the annual meeting. Each outstanding share is entitled to one vote.

A quorum, which is a majority of the outstanding shares as of the Record Date, is necessary to hold a valid annual meeting. A quorum will be present at the annual meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Record Date are present in person or represented by proxy. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to solicit additional proxies.

Broker Non-Votes

Under the rules of the New York Stock Exchange, or NYSE, certain stockholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, unless you instruct otherwise; but they do not have authority to vote on non-routine matters, such as the election of directors, our advisory votes on executive compensation and the frequency of such vote and the approval of our amended 2005 Long-Term Incentive Plan.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.

Under the rules of the NYSE, if your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2 ─ Ratification of Independent Registered Public Accounting Firm even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1 ─ Election of Directors, Proposal 3 ─ Advisory Vote on Executive Compensation,  Proposal 4 ─ Advisory Vote on the Frequency of Future Votes on Executive Compensation, or Proposal 5 ─ Approval of the Amended NorthWestern Corporation 2005 Long-Term Incentive Plan. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the meeting.

Required Vote and Method of Counting

The required vote and method of counting votes for the various business matters to be considered at the annual meeting are as follows. If you sign and return your proxy card without indicating your vote, your shares will be voted “FOR” each of the nominees for director, “FOR” ratification of Deloitte & Touche LLP as our independent registered public accounting firm, “FOR” the advisory vote on executive compensation, for an advisory vote on executive compensation to be held every “1 YEAR”, “FOR” the approval of the amended NorthWestern Corporation 2005 Long-Term Incentive Plan, and in accordance with the recommendations of our Board on any other matters properly brought before the annual meeting for a vote.

Proposal 1 – Election of Directors

For the election of directors, you may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” for one or more of the nominees. Withheld votes will not count as votes cast for the nominee, but will count for the purpose of determining whether a quorum is present. Stockholders do not have the right to cumulate their votes for directors.

The election of directors requires a plurality of the votes cast by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. “Plurality” means that the nominees receiving the largest number of votes cast “FOR” are elected as directors up to the maximum number of directors to be chosen at the meeting. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares on this proposal.

The Board has adopted a Majority Vote Policy for the election of directors. The policy provides that, in an uncontested election, any nominee for director who receives a greater number of “WITHHOLD AUTHORITY” votes from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation following certification of the stockholder vote under the procedures in the policy.

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For the proposal relating to ratification of the appointment of our independent registered public accounting firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Assuming a quorum is present, the failure to vote – either by not returning a properly executed proxy card or not voting in person at the annual meeting – will have no effect on the outcome of the voting on this proposal. However, abstentions will have the same effect as voting “AGAINST” this proposal.

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee can vote your shares at its discretion on this proposal.

Proposal 3 – Advisory Vote on Executive Compensation

For the advisory vote on executive compensation, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Assuming a quorum is present, the failure to vote – either by not returning a properly executed proxy card or not voting in person at the annual meeting – will have no effect on the outcome of the voting on the proposal. However, abstentions will have the same effect as voting “AGAINST” this proposal.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to approve the advisory vote on executive compensation. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares on this proposal.

Because your vote is advisory, it will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

For the advisory vote on the frequency of future votes on executive compensation, you may choose that an advisory vote on executive compensation be held every “1 YEAR,” “2 YEARS” or “3 YEARS” or “ABSTAIN.” Assuming a quorum is present, the failure to vote – either by not returning a properly executed proxy card or not voting in person at the annual meeting – will have no effect on the outcome of the voting on this proposal. Abstentions also will have no effect on the outcome of this proposal. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares on this proposal.

The vote on this proposal is advisory and will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions about the frequency of holding advisory votes on executive compensation.

Proposal 5 – Approval of the Amended NorthWestern Corporation 2005 Long-Term Incentive Plan

For the proposal relating to the approval of the our amended 2005 Long-Term Incentive Plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Assuming a quorum is present, the failure to vote – either by not returning a properly executed proxy card or not voting in person at the annual meeting – will have no effect on the outcome of the voting on this proposal. However, abstentions will have the same effect as voting “AGAINST” this proposal.

Approval of the amended NorthWestern Corporation 2005 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon; provided that the total votes cast on this proposal represent a majority of the outstanding shares of our common stock. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares at its discretion on this proposal.

Method and Cost of Soliciting and Tabulating Votes

The Board is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at our annual meeting. NorthWestern will pay the cost of the solicitation, which will be made primarily by the use of mail and the Internet. Proxies also may be solicited in person, by telephone, facsimile or similar means by our directors, officers or employees without additional compensation.

We will, on request, reimburse stockholders who are brokers, banks or other nominees for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

Broadridge Financial Solutions, Inc., will be the proxy tabulator, and a representative from NorthWestern Corporation will act as the Inspector of Election.

Electronic Access to Proxy Statement and Annual Report

The proxy statement, annual report, voting card and voting instructions are available on the Internet at www.proxyvote.com and will be available for one year following the annual meeting. You will need the control number provided on your Notice to access the electronic materials.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on April 27, 2011:
The Notice of Annual Meeting, Proxy Statement and 2010 Annual Report to
Stockholders are available on the Internet at www.proxyvote.com.

At www.proxyvote.com, stockholders can view these materials, cast their vote and request to receive future proxy materials in printed form by mail or electronically by email.

General Information

Attending the Annual Meeting in Person or By Webcast

Only stockholders of record or their legal proxy holders as of the Record Date or our invited guests may attend the annual meeting in person. If you wish to attend the annual meeting and your shares are held in street name at a brokerage firm, bank or other nominee, you will need to bring your Notice or a copy of your brokerage statement or other documentation reflecting your stock ownership as of the Record Date. You may be asked to provide photo identification, such as a driver’s license.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the annual meeting. No banners, signs, firearms or weapons will be allowed in the meeting room. We reserve the right to inspect all items entering the meeting room.

The annual meeting will be held at the Holiday Inn Midtown, 2503 S. Locust Street, Grand Island, Nebraska. The location of the Holiday Inn is shown below.

GRAND ISLAND, NEBRASKA

The annual meeting will be webcast (audio and slides) simultaneously with the live meeting. You may access the webcast from our Web site at www.northwesternenergy.com under About Us / Investor Information / Presentations and Webcasts. A replay of the webcast will be available at the same location on our Web site through May 27, 2011.

Householding; Receipt of Multiple Notices

Under Securities and Exchange Commission, or SEC, rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or proxy statement for 2011 or in the future, he or she may telephone toll-free 1+ (800) 542-1061 or write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks, brokers or other nominees, if they are beneficial holders, or by contacting Broadridge at the address set forth above, if they are record holders.

Available Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are available through a Web site maintained by a third-party and accessible through our company Web site at www.northwesternenergy.com under About Us / Investor Information / SEC Filings.

Our public filings also are available to the public from document retrieval services and the Web site maintained by the SEC at www.sec.gov. You also may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:  Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C., 20549.

Please call the SEC at 1+ (800) SEC-0330 for further information on the public reference room. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, DC 20549, at prescribed rates.

Future Stockholder Proposals

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement for our annual meeting to be held in 2012, stockholder proposals must be received by the Corporate Secretary of NorthWestern Corporation not later than November 11, 2011. This notice requirement is separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the company’s proxy statement.

Other Stockholder Proposals for Presentation at the 2012 Annual Stockholders’ Meeting

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly from the floor of the 2012 Annual Stockholders’ Meeting, the company’s Bylaws require that timely notice must be given to the Corporate Secretary. To be timely, the notice must be received by the Corporate Secretary of NorthWestern Corporation between December 29, 2011, and January 28, 2012.

Stockholder proposals should be delivered or mailed to and received by us in accordance with the dates set forth above and addressed to:  Corporate Secretary, NorthWestern Corporation, 3010 W. 69th Street, Sioux Falls, SD 57108.

To be in proper written form, a stockholder’s notice for both annual and special meetings must set forth:

(1) as to each person whom the stockholder proposes to nominate for election as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class or series and number of shares of capital stock of the company that are owned beneficially or of record by the person, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, or Exchange Act, and the rules and regulations promulgated thereunder, and (e) such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected;

(2) as to any other business that the stockholder proposes to bring before the meeting, (a) a brief description of the business desired to be brought before the meeting, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration, and, in the event that such business includes a proposal to amend the Bylaws of the company, the language of the proposed amendment), (c) the reasons for conducting such business at the meeting, and (d) any material interest of such stockholder in the business being proposed and the beneficial owner, if any, on whose behalf the proposal is being made; and

(3) as to the stockholder giving this notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and record address of such stockholder and any such beneficial owner, (b) the class or series and number of shares of capital stock of the company that are owned beneficially or of record by such stockholder and beneficial owner, (c) a description of all arrangements or understandings between such stockholder and any such beneficial owner and each proposed nominee and any other persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (d) a representation that such stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons and/or conduct the business being proposed as described in the notice, and (e) a representation of whether such stockholder or any such beneficial owner intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder with respect to an annual meeting if the stockholder has notified the company of his or her intention to present a proposal at such annual meeting in compliance with Regulation 14A (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the company to solicit proxies for such annual meeting. The company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the company.

Assistance

If you need assistance with voting your proxy or have questions regarding our annual meeting, please contact:

Dan Rausch Director – Investor Relations (605) 978-2902	or	Tammy Lydic Assistant Corporate Secretary (605) 978-2913

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

Corporate Governance

Our Board oversees the business of the company. It establishes overall policies and standards for us and reviews the performance of our management. The Board operates pursuant to a set of written Corporate Governance Guidelines that set forth the company’s corporate governance philosophy and the governance policies and practices that the company has established to assist in governing the company and its affiliates. Our Corporate Governance Guidelines can be found on our Web site at www.northwesternenergy.com.

Our Board has adopted a policy that, in connection with the Board’s annual self-evaluation process, attendance and participation by directors is considered in determining continued service on the Board. The Board held six meetings in 2010. Each current director attended more than 75 percent of the aggregate number of the meetings of the Board and of each committee on which he or she served. At our last annual meeting of stockholders in April 2010, all of the eight director nominees were in attendance at the meeting.

Our Board of Directors

Stephen P. Adik Chairman of the Audit Committee Age 67, Director since 2004, Independent

Business Experience: Mr. Adik is the retired Vice Chairman (2001-2003) of NiSource Inc. (NYSE: NI), an electric and natural gas production, transmission and distribution company. Mr. Adik was Senior Executive Vice President and Chief Financial Officer (1998-2001), and Executive Vice President and Chief Financial Officer (1996-1998), of NiSource.

Public Company Directorships Since 2006: American Water Works Company, Inc. (NYSE: AWK) a provider of high-quality water and wastewater services to more than 1,600 communities in the United States and Ontario, Canada (since 2009) (member of audit and finance committees); and Beacon Power (NASDAQ: BCON), a designer and manufacturer of power conversion and sustainable energy storage systems for the distributed generation, renewable energy and backup power markets (2004-November 2010).

Other Current Directorships and Memberships: Director of The Chicago SouthShore and South Bend Railroad, a regional rail carrier serving northwest Indiana; director of Dearborn Midwest Conveyor Company, a manufacturer and installer of conveyor equipment for the bulk materials and automotive industries; and president of the board of the Northwest Indiana Regional Bus Authority.

Qualifications Relative to Service on Our Board: Our Board concluded that Mr. Adik is qualified to serve as a Board member because of his 25+ year career in the energy and utility industries, having served on the board and as the chief financial officer for a Fortune 500 utility holding company engaged in natural gas transmission, storage and distribution, as well as electric generation, transmission and distribution. Mr. Adik holds an MBA in Finance, is considered financially literate under NYSE rules and qualifies as an audit committee financial expert under SEC rules. Mr. Adik also serves and has in the past served on the boards of other companies in energy- and utility-related industries, which provides him a wide perspective on various issues applicable to the company. During his more than six-year tenure on our Board, Mr. Adik has gained a good working knowledge of our company that provides efficiency and continuity to our Board.

Dorothy M. Bradley Age 64, Director since 2009, Independent

Business Experience: Ms. Bradley is the retired District Court Administrator for the 18th Judicial Court of Montana (2000-2007). Ms. Bradley was the Director of the University Water Center, an education and research arm of Montana State University (1993-2000); law clerk, hearing master and mediator for the Honorable Joseph Gary, Montana District Court Judge (1983-1990); and served eight terms in the Montana House of Representatives beginning in 1971.

Public Company Directorships Since 2006: None.

Other Current Directorships and Memberships: Chair of the Burton K. Wheeler Center for Public Policy, an independent non-profit organization that promotes the discussion, analysis and eventual resolution of critical issues facing Montana and the region; member of the Montana Water Compact Commission; and National Advisor for the American Prairie Foundation.

Qualifications Relative to Service on Our Board: Our Board concluded that Ms. Bradley is qualified to serve as a Board member because of her experience with the Montana judicial and legislative systems and her reputation as a respected civic leader in Montana. During four of her terms in the Montana legislature, she also served on the Montana Legislative Appropriations Committee and chaired the Subcommittee on Human Resources. Her experience brings to the Board a local perspective on relevant regulatory and community issues facing our company in Montana, where we serve approximately two-thirds of the state. Ms. Bradley’s work in the public policy arena also provides valuable background as the company addresses the environmental issues that are facing utility companies today. Ms. Bradley was new to our Board in 2009 and brings a fresh perspective to counteract complacency that can occur with a long-tenured board.

E. Linn Draper Jr. Chairman of the Board Age 69, Director since 2004, Independent

Business Experience: Mr. Draper is the retired Chairman, President and Chief Executive Officer of American Electric Power Company (NYSE: AEP), a public utility holding company (1992-2004). Prior to that, he worked for Gulf States Utilities Company, an electric utility company (1979-1992), including serving as its Chairman of the board of directors and President and Chief Executive Officer for the last six years of his time there.

Public Company Directorships Since 2006: Alliance Data Systems Corporation (NYSE: ADS), a provider of transaction services, credit services and marketing services (since 2005) (member of human resources committee since 2005 and chairman of that committee since 2009); Alpha Natural Resources Inc. (NYSE: ANR), a coal producer (since 2004); Temple-Inland Inc. (NYSE: TIN), a corrugated packing and forest products business (since 2004) (lead director and member of the human resources committee since 2004, chairman of that committee since 2008); and TransCanada (NYSE: TRP), a transporter and marketer of natural gas and generator of electric power in Canada and the United States (since 2005) (member of the health, safety and environmental committee since 2005, chairman of that committee since 2007; member of audit committee since 2009; member of the human resources committee from 2005 to 2009).

Other Current Directorships and Memberships: None.

Qualifications Relative to Service on Our Board: Our Board concluded that Mr. Draper is qualified to serve as a Board member because of his 12 years of service as chairman of the board and president and chief executive officer of one of the largest electric utilities in the United States and his six additional years of service in those same roles with another electric utility. In addition, Mr. Draper also currently serves or has in the past served on the boards of other companies in energy- and utility-related industries, which provides him a wide perspective on the issues impacting the company today. Mr. Draper’s public board experience spans 11 companies and approximately 75 years of cumulative experience, and he has served on a variety of committees on those boards. Mr. Draper is considered financially literate under NYSE rules. Mr. Draper has gained a good working knowledge of our company during his more than six-year tenure on our Board that provides efficiency and continuity to our Board.

Dana J. Dykhouse Age 54, Director since 2009, Independent

Business Experience: Mr. Dykhouse is the President and Chief Executive Officer of First PREMIER Bank, a regional bank headquartered in Sioux Falls, S.D., with bank locations across eastern South Dakota (since 1995).

Public Company Directorships Since 2006: None.

Other Current Directorships and Memberships: Mr. Dykhouse serves in a variety of leadership roles in civic, community and professional organizations in South Dakota.

Qualifications Relative to Service on Our Board: Our Board concluded that Mr. Dykhouse is qualified to serve as a Board member because of his reputation as a respected civic, community and professional leader in South Dakota. Mr. Dykhouse has served as president and chief executive officer of a $1 billion regional bank for 16 years and provides a local perspective on the issues relevant to our service area that spans the eastern one-third of South Dakota. Mr. Dykhouse has 30+ years of experience in the financial services industry and is considered financially literate under NYSE rules. Mr. Dykhouse was new to our Board in 2009 and brings a fresh perspective to counteract complacency that can occur with a long-tenured board.

Julia L. Johnson Chairwoman of the Nominating and Corporate Governance Committee Age 48, Director since 2004, Independent

Business Experience: Ms. Johnson is President of NetCommunications, LLC, a strategy consulting firm specializing in the energy, telecommunications and information technology public policy arenas (since 2000). Ms. Johnson was Chairwoman (1997-1999) and Commissioner (1993-1997) of the Florida Public Service Commission.

Public Company Directorships Since 2006: FirstEnergy (NYSE: FE), an electric utility holding company (since 2011 following merger with Allegheny Energy in 2011); Allegheny Energy (NYSE: AYE), an electric utility holding company (from 2003 until merger with FirstEnergy in 2011) (member of the audit committee and the nominating and governance committee); MasTec, Inc. (NYSE: MTZ), a leading end-to-end voice, video, data and energy infrastructure solution provider (since 2002) (chair of the nominating and governance committee and member of the compensation committee); and American Water Works Company, Inc. (NYSE: AWK), a provider of high-quality water and wastewater services to more than 1,600 communities in the United States and Ontario, Canada (since 2008) (member of the compensation committee and the nominating and governance committee).

Other Current Directorships and Memberships: None.

Qualifications Relative to Service on Our Board: Our Board concluded that Ms. Johnson is qualified to serve as a Board member because of her experience in the public utility regulatory arenas, having founded and served nearly 10 years as president of a strategy consulting firm specializing in the energy, telecommunications and information technology public policy arenas and her extensive experience working with federal, state and local legislative, regulatory and administrative agencies. Ms. Johnson also served two years as chairwoman and four years as a commissioner on the Florida Public Service Commission. Ms. Johnson currently serves on the boards of three other public companies, one of which is a large investor-owned electric utility holding company, as well a variety of committees on those boards. Her approximately 27 years of cumulative public company board experience provides her with a broad perspective on the issues facing the company today. Ms. Johnson is financially literate under NYSE rules. Ms. Johnson has gained a good working knowledge of our company during her more than six-year tenure on our Board that provides efficiency and continuity to our Board.

Philip L. Maslowe Chairman of the Human Resources Committee Age 64, Director since 2004, Independent

Business Experience: Mr. Maslowe was the nonexecutive Chairman of the Board for AMF Bowling Worldwide, Inc., operators of bowling centers and providers of sporting goods (2002-2004); Executive Vice President and Chief Financial Officer of The Wackenhut Corporation, a security, staffing and privatized prisons corporation (1997-2002); and Executive Vice President and Chief Financial Officer of Kindercare Learning Centers, a provider of learning programs for preschoolers (1993-1997).

Public Company Directorships Since 2006: Delek US Holdings, Inc. (NYSE: DK), a diversified energy business focused on petroleum refining and supply and retail marketing (since 2006) (chair of the audit committee and member of the incentive plan committee).

Other Current Directorships and Memberships: Director and chairman of the audit committee of United Site Services, a national provider of portable restrooms, temporary fence, storage, erosion control, power sweeping and other services; director and chairman of the audit committee of American Media, Inc., a publishing company in the field of celebrity journalism and health and fitness magazines; director of NextMedia Group, Inc., an out-of-home media company that owns and operates radio and outdoor advertising properties throughout the United States.

Qualifications Relative to Service on Our Board: Our Board concluded that Mr. Maslowe is qualified to serve as a Board member because of the diverse experience he gained over his business career, having served as chief financial officer for a number of national companies, including KinderCare Learning Centers, Thrifty Corporation and The VONS Companies, Inc. Mr. Maslowe also previously served as the nonexecutive chairman of the board, chairman of the compensation committee and chairman of the audit committee for AMF Bowling Worldwide, Inc.; as director and chairman of the audit committee for Hilex Poly Co., LLC, a manufacturer of plastic bag and film products; as member of the board of managers and human resource committee for Gate Gourmet Group Holding LLC, an airline catering company; as director, chairman of the corporate governance committee and member of the audit committee for Mariner Health Care, Inc., a health care service provider; and director and member of the audit committee for Bruno’s Supermarkets, Inc., a leading supermarket chain in the South.

Mr. Maslowe’s service on a variety of public and private company boards of directors, as well as a variety of committees on those boards, provides him with approximately 25 years of cumulative board experience and a broad perspective on the issues facing businesses and the company today. Mr. Maslowe is considered financially literate under NYSE rules. Mr. Maslowe has gained a good working knowledge of our company during his more than six-year tenure on our Board that provides efficiency and continuity to our Board.

Denton Louis Peoples Age 70, Director since 2006, Independent

Business Experience: Mr. Peoples was founder and served as President of Nyack Management Company, Inc., a nationwide general business consulting firm (2004-2007), and is the retired Chief Executive Officer and Vice Chairman of the Board of Orange and Rockland Utilities, Inc., an investor-owned electric and natural gas utility (1994-1999). Mr. Peoples also served as Executive Vice President and was a member of the board of directors of Madison Gas and Electric Company, an investor-owned electric and natural gas utility (1992-1993).

Public Company Directorships Since 2006: None.

Other Current Directorships and Memberships: Director of the Center for Clean Air Policy; director of the Nevada Area Council, Boy Scouts of America; Technical Advisory Board Member of the Nevada Institute for Renewable Energy Commercialization; regional director for the San Francisco Bay Area and Northern Nevada for the Naval War College Foundation; and a sponsor of the Aspen Institute Forum on Energy, the Environment and the Economy.

Qualifications Relative to Service on Our Board: Our Board concluded that Mr. Peoples is qualified to serve as a Board member because of his broad expertise in the electric and natural gas energy industries gained during his tenure as chief executive officer and vice chairman of the board of a mid-sized investor-owned utility and executive positions held at other utility or energy-related companies during his 35+ year business career. Mr. Peoples’ utility industry experience also is reflected in past directorships and memberships, including former chairman and member of the New York Power Pool Executive Committee, former chairman of the New York Power Pool Transition Steering Committee to form the New York Independent System Operator, former vice chairman and director of the Energy Association of New York State and the Empire State Electric Energy Research Corporation, former director of the Edison Electric Institute, and former director of the Electric Power Research Institute. Mr. Peoples also is a Registered Professional Engineer and Certified Public Accountant (Retired Status). Mr. Peoples is considered financially literate under NYSE rules. Mr. Peoples has gained a good working knowledge of our company during his four-year tenure on our Board that provides efficiency and continuity to our Board.

Robert C. Rowe Age 55, Director since 2008

Business Experience: Mr. Rowe is the President and Chief Executive Officer of NorthWestern Corporation (since August 2008). Mr. Rowe was co-founder and senior partner at Balhoff, Rowe & Williams, LLC, a specialized national professional services firm providing financial and regulatory advice to clients in the telecommunications and energy industries (January 2005-August 2008), and served as Chairman and Commissioner of the Montana Public Service Commission (1993–2004).

Public Company Directorships Since 2006: None.

Other Current Directorships and Memberships: None.

Qualifications Relative to Service on Our Board: Our Board concluded that Mr. Rowe is qualified to serve as a Board member because of his position as president and chief executive officer of our company and his significant experience in the regulatory and public policy arenas.  Mr. Rowe previously founded and was senior partner for three and one-half years in a specialized national professional services firm providing financial and regulatory advice to clients in the telecommunications and energy industries. In addition, Mr. Rowe previously served 12 years as a commissioner (and chairman) of the Montana Public Service Commission.  Mr. Rowe also served a term as president of the National Association of Regulatory Utility Commissioners. Mr. Rowe is financially literate under NYSE rules.

Board Leadership Structure

Our Board has placed the responsibilities of Chairman with an independent nonexecutive member of the Board which we believe provides better accountability between the Board and our management team. We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team. Our Chairman is responsible for providing leadership to the Board and facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and Chief Executive Officer, or CEO; presiding at Board meetings, executive sessions and stockholder meetings; and serving as an ex-officio member of each Board committee. This delineation of duties allows the CEO to focus his attention on managing the day-to-day business of the company. We believe this structure provides strong leadership for our Board, while positioning our CEO as the leader of the company in the eyes of our customers, employees and other stakeholders.

Executive sessions of the non-management directors without management in attendance are provided for at each regularly scheduled Board meeting and are chaired by our non-executive Chairman of the Board.

Determination of Independence

A director will be considered independent if he or she qualifies as “independent” under (1) NYSE standards and any applicable laws, and (2) he or she (a) has never been an employee of the company or any of its subsidiaries; (b) is not a close relative of any management employee of the company; (c) provides no services to the company, or is not employed by any firm providing major services to the company, other than as a director; and (d) receives no compensation from the company other than director fees and benefits. The Board’s determination of independence is based upon a review of the questionnaires submitted on an annual basis by each director, the company’s relevant business records, publicly available information and the applicable SEC and NYSE requirements.

Based on its review, the Board determined that all of the non-employee directors (Messrs. Adik, Draper, Dykhouse, Maslowe, Peoples and Mses. Bradley and Johnson) are independent as defined in the listing standards of the NYSE. Mr. Rowe is an executive officer of the company and, therefore, is not independent.

Committees of the Board

We have three Board committees composed solely of independent directors, each with a different independent director serving as chairperson of the committee. Our Board committees are: Audit Committee, Human Resources Committee, and Nominating and Corporate Governance Committee. The members of the committees, general functions of the committees and number of committee meetings in 2010 are set forth below. Each of these committees has a written charter that can be found on our Web site at www.northwesternenergy.com.

Audit Committee

Our Audit Committee assists the Board in fulfilling its responsibilities for oversight of (1) the company’s accounting and financial reporting processes, (2) the audits and integrity of the company’s financial statements, (3) the company’s compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications and independence, and (5) the performance of the company’s internal audit function and independent auditors; (6) preparation of the Audit Committee reports that the rules of the SEC require to be included in the company’s annual proxy statement; and (7) significant financings and dividend policy and dividend payment recommendations; and (8) such other duties as directed by the Board.

Our Audit Committee is currently composed of four independent directors: Chairman Stephen P. Adik, Dana J. Dykhouse, Philip L. Maslowe and Denton Louis Peoples. The Board determined that Audit Committee Chairman Adik qualifies as an audit committee financial expert under the applicable SEC regulations and that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE. Our Audit Committee held four meetings during 2010.

Human Resources Committee

Our Human Resources, or HR, Committee acts on behalf of and with the concurrence of the Board with respect to compensation, benefits and other employment matters for executives; stock-based compensation plans for employees; the election and appointment of executive officers and other officers; the assessment of the performance of the CEO; and the compensation of non-employee members of the Board. Our Compensation and Benefits Department administers our executive compensation and benefits plans.

Our HR Committee is composed of four independent directors: Chairman Philip L. Maslowe, Stephen P. Adik, Julia L. Johnson and Denton Louis Peoples. Each of the members of our HR Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act. Our HR Committee held four meetings during 2010.

The HR Committee has directly retained Towers Watson as its independent, external compensation consultant for the last several years. Towers Watson is an independent consulting firm that provides services in the areas of executive compensation and benefits and has specific expertise in evaluating compensation in the utility industry. Towers Watson reports directly to the HR Committee and, at the HR Committee’s request, provides an annual evaluation and analysis of trends in both executive compensation and director compensation. Towers Watson also evaluates other compensation issues at the direct request of the HR Committee. As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the HR Committee also considers input from our CEO and Chief Financial Officer, or CFO.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance, or NCG, Committee assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness, and in developing and implementing our corporate governance principles. Further, the NCG Committee reviews and oversees our position on (1) corporate social responsibilities and (2) public policy issues that significantly affect us, our stockholders, our customers and our other key stakeholders.

Our NCG Committee is composed of three independent directors: Chairwoman Julia L. Johnson, Dorothy M. Bradley and Dana J. Dykhouse. Our NCG Committee held four meetings during 2010.

Our NCG Committee evaluates each director candidate to determine whether such candidate should be recommended to the Board as a director nominee. In considering new individuals for nomination as directors, the NCG Committee typically solicits recommendations from its current directors and is authorized to engage third-party advisors, including search firms, to assist in the identification and evaluation of candidates.

Our NCG Committee also considers nominees for directors properly recommended by stockholders. A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders must notify our Corporate Secretary in writing not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. The stockholder’s written notice must include information about each proposed nominee, including name, age, business address, principal occupation and other information required in proxy solicitations. The nomination notice also must include the nominating stockholder’s name and address, the number of shares of our common stock beneficially owned by the stockholder, and any arrangements or understandings between the nominee and the stockholder. The stockholder also must furnish a statement from the nominee indicating that the nominee wishes and is able to serve as a director. The manner in which the NCG Committee evaluates candidates recommended by stockholders is generally the same as candidates from other sources. However, the NCG Committee also will seek and consider information concerning the relationship between the recommending stockholder and the candidate to determine if the candidate can represent the interests of all of the stockholders. The NCG Committee will not evaluate a candidate recommended by a stockholder unless the stockholder notice states that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service publicly disclosed by NorthWestern, and to provide all of the information required to conduct an evaluation.

Risk Oversight of the Company

Our Audit Committee is primarily responsible for overseeing the company’s risk management processes on behalf of the full Board by monitoring company processes for management’s identification and control of key strategic, operational, financial, regulatory and compliance risks. The Audit Committee receives reports from management at least quarterly regarding the company’s assessment of risks and works together with the other Board committees. The Human Resources Committee oversees risks in compensation plans, and the Nominating and Corporate Governance Committee oversees risks in corporate governance and social responsibilities including environmental, health and safety matters. In addition, the Audit Committee reports regularly to the full Board, which also considers the company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the company and review the corporate risk appetite in evaluating strategic alternatives. While the Board oversees the company’s risk management, our CEO and executive Enterprise Risk Management Committee act to ensure that our enterprise risk management and business continuity programs, or ERM, achieve their objectives. While management is responsible for the day-to-day risk management processes, we have structured our ERM reporting relationship through our Chief Audit and Compliance Officer who reports functionally to the Audit Committee. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Code of Conduct

Our Board adopted a Code of Conduct and Ethics, or Code of Conduct, and reviews it annually. Our Code of Conduct embodies the standards that form our culture and sets forth expectations of conduct for all of our officers, directors and employees and those of our subsidiary companies, including all full- and part-time employees and certain persons that provide services on our behalf, such as agents. Our Code of Conduct focuses on our corporate vision, mission and values through its Compliance through SERVICE theme. You may review our Code of Conduct on our Web site at www.northwesternenergy.com. We intend to post on our Web site any amendments to, or waivers from, our Code of Conduct. In addition, our Board adopted a separate code of ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller (or persons performing similar functions), which includes complaint procedures that specifically apply to this separate code. Our Board also annually reviews this separate code of ethics, and it is available on our Web site.

Transactions with Related Persons

Our Audit Committee has adopted a written Related Persons Transaction Policy. The policy requires that any related person transaction be reviewed and approved by the Audit Committee based on its consideration of all available relevant facts and circumstances. The Audit Committee should approve a related person transaction only if it determines in good faith that such transaction is in, or is consistent with, the best interests of the company and its stockholders.

Under the policy, a “related person” is an officer, director, director nominee, or 5% or more stockholder of the company, as well as an immediate family member of such individuals or an entity which is owned or controlled by any of such individuals; and a “related person transaction” is a transaction involving (1) the company, (2) a related person, and (3) an aggregate annual amount in excess of $120,000.

The policy also provides ratification procedures for approval of transactions that have been commenced or consummated prior to any knowledge of the involvement of a related person and for the annual review of ongoing related person transactions to ensure that such transactions continue to remain in the best interests of the company and its stockholders. The policy is available on our Web site at www.northwesternenergy.com. No material related person transactions were identified during 2010.

Communications with Our Board

Communications by an interested party to our Board, including our Chairman and the non-management directors, individually or as a group, should be addressed to our Corporate Secretary at NorthWestern Corporation, 3010 W. 69th Street, Sioux Falls, SD 57108. The Corporate Secretary will forward directly to the Board any communication received.

Audit Committee Report

Our Audit Committee assists the Board in fulfilling its responsibilities for oversight of (1) the company’s accounting and financial reporting processes, (2) the audits and integrity of the company’s financial statements, (3) the company’s compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications and independence, (5) the performance of the company’s internal audit function and independent auditors; (6) preparation of the Audit Committee reports that the rules of the SEC require to be included in the company’s annual proxy statement; (7) significant financings and dividend policy and dividend payment recommendations; and (8) such other duties as directed by the Board. The Audit Committee operates pursuant to a charter that was last amended in October 2010, a copy of which is available on NorthWestern’s Web site at www.northwesternenergy.com.

In the performance of the Audit Committee’s oversight function, and in connection with the December 31, 2010, financial statements, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee has discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP, or Deloitte, our independent registered public accounting firm, required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The compatibility of non-audit services was considered with the auditor’s independence.

Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in NorthWestern Energy’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC.

Audit Committee
Stephen P. Adik, Chairman
Dana J. Dykhouse
Philip L. Maslowe
Denton Louis Peoples

Compensation Discussion and Analysis

The Compensation Discussion and Analysis, or CD&A, describes our compensation program, including the rationale and processes used to determine the 2010 compensation of our executive officers. This includes the objectives and specific elements of our compensation program, including cash compensation, equity compensation and post-termination compensation. This CD&A, which may include forward-looking statements, should be read together with the compensation tables and related disclosures that follow this section.

The CD&A is organized into the following sections:

•	Executive Summary;

•	Oversight of Our Executive Compensation Programs;

•	Targeted Overall Compensation and Competitive Analysis;

•	Components of Executive Compensation;

•	2010 Compensation; and

•	Other Compensation Policies.

In our CD&A, the term

•
“Named executive officer” means the Chief Executive Officer, Chief Financial Officer and the three most highly compensated officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of 2010. For 2010, our named executive officers include the following executives:

─	Robert C. Rowe is our President and Chief Executive Officer;

─	Brian B. Bird is our Vice President, Chief Financial Officer and Treasurer;

─	Heather H. Grahame joined NorthWestern in August 2010, and is our

Vice President and General Counsel;

─	David G. Gates is our Vice President–Wholesale Operations; and

─	Curtis T. Pohl is our Vice President–Retail Operations.

•	“Executive officer” means the named executive officers and other executives responsible for company policy, strategy and operations. During 2010, eight officers served on our executive team.

Executive Summary

We provide electricity and natural gas to approximately 665,000 customers in Montana, South Dakota and Nebraska. As further described in this section, we consider our executive compensation program to be instrumental in helping us achieve our business objectives and effective in rewarding our executive officers for helping us achieve strong financial performance.

We believe that executive compensation should be structured to align the long-term interests of our executives and our stockholders and customers and be reflective of individual and company performance in achieving financial and non-financial objectives. We believe that a significant portion of an executive’s compensation should be “at risk” in the form of incentive awards that are paid, if earned, based on individual and company performance. Our executive compensation program is therefore designed to:

•	Attract and retain a high quality executive team by providing competitive compensation and benefits that reflect our financial and operational size;

•	Reward executives for both individual and company performance; and

•	Maximize long-term stockholder value by putting a significant emphasis on annual and long-term performance-based compensation.

      In 2010, our net income increased to $77.4 million, representing an increase of $4 million or 5.4 percent over the prior year. Our strong financial and customer satisfaction results combined with achievement of our safety goals resulted in a 94 percent payout of our annual incentive target for 2010.

In addition, we provide long-term equity-based incentives targeting multi-year financial performance goals tied to total stockholder return.

Oversight of Our Executive Compensation Program

HR Committee

The HR Committee acts on behalf of and with the concurrence of the Board with respect to compensation, benefits and other employment matters for executives; stock-based compensation plans for employees; the election and appointment of executive officers and other officers; the assessment of the performance of the CEO; and the compensation of non-employee members of the Board.  The HR Committee considers several factors including but not limited to (1) the desire to align management (and employee) interests with those of stockholders, (2) the desire to link management pay to both annual and long-term performance, (3) the need to attract talent from both within and outside of the utility industry, and (4) economic circumstances including turnover and retention considerations – all of which ultimately influence our executive compensation program.

Compensation Consultant

In its oversight of our executive compensation program, the HR Committee, comprised solely of independent directors, works with an independent compensation consultant, Towers Watson, and our CEO and CFO. Towers Watson, who reports directly to and is retained directly by the HR Committee, advises the HR Committee on an ongoing basis with regard to the general competitive landscape and trends in compensation and executive and director compensation matters, including (1) competitive benchmarking, (2) incentive plan design, (3) updates on trends in executive and director compensation, (4) peer group composition, and (5) handling other matters requested by the HR Committee.

 A Towers Watson representative attends meetings of the HR Committee as necessary and communicates directly with the HR Committee Chairman.

Role of the CEO and CFO in Determining Executive Compensation

While the HR Committee has the responsibility to approve and monitor compensation for our executive officers, the HR Committee considers input from the CEO and CFO. The CEO and CFO work with the compensation consultant to analyze competitive market data and to recommend base salary levels, annual incentive awards and long-term incentive awards for our executive officers. Our CEO also assists the HR Committee by providing his evaluation of the performance of the executive officers who report directly to him, and recommends compensation levels for such officers. The CEO’s recommendations to the HR Committee take into account market data from our peer group and published survey data. Significant weight is given to the CEO’s judgment in the assessment of each executive officer’s performance and determining appropriate compensation levels. The HR Committee conducts an annual performance assessment of the CEO and determines appropriate adjustments to all elements of his total compensation based on individual and company performance. The HR Committee recommends both CEO and executive officer compensation to the Board for approval. The CEO does not vote at the committee level and does not vote on Board matters concerning executive compensation. Our Compensation and Benefits Department administers our executive compensation and benefits plans.

Targeted Overall Compensation and Competitive Analysis

Compensation Philosophy

We target base salary, annual cash incentive awards and long-term equity grants, as well as total compensation, to be market competitive for our executive officers. However, because comparative data is just one of several tools that are used in determining executive officer compensation, competitiveness of compensation may fluctuate based on:

•	The level of achievement of our pre-established performance goals;

•	Our performance against our peer group;

•	Individual performance and scope of job responsibilities;

•	Internal equity considerations; and

•	The executive’s industry and position experience and tenure.

Compensation Consultant Data and Analysis

As a component of the HR Committee’s review, Towers Watson provides an analysis of the pay levels of an 11 company peer group, as well as published survey data that focuses on the energy and utility industry, which is size-adjusted based on our revenues for appropriate market comparison. For 2010, the published survey data included the Towers Perrin Compensation DataBank, Mercer Benchmark Database and Watson Wyatt Survey Report on Top Management Compensation. The peer group data is a primary basis for setting compensation for our CEO and CFO because these positions are common among our peers. Both the peer group and survey data are analyzed and considered in setting compensation levels for the remaining named executive officers, because these positions may not be common among each of our peers.

The HR Committee selected the peer group based on the following criteria: (1) companies having a market capitalization of less than $2.5 billion, and (2) energy-related revenues of at least 75% of total revenues. In addition, peer group companies either must be located near our existing service territory or have both electric and gas customers. The HR Committee reviews the peer group comparison as a reference in determining compensation.

The HR Committee periodically examines our peer group composition to determine whether all members continue to meet the criteria for inclusion and makes necessary changes to the peer group members. For 2010, our peer group consisted of:

ALLETE, Inc.	PNM Resources Inc.
Avista Corp	Portland General Electric Company
Black Hills Corporation	UniSource Energy Corporation
Empire District Electric Company	Vectren Inc.
IDACORP, Inc.	Westar Energy, Inc.
MGE Energy Inc.

Several of these companies provide special executive retirement plans, which may add significant value to the overall compensation of our peer group executives. Our compensation program does not provide any special executive retirement plans. Our executives, to the extent eligible, participate in the same retirement plans that are available to all employees.

In addition, when our HR Committee analyzes our peer group when considering compensation matters and setting compensation levels for our executives, the HR Committee considers the overall size of our entire executive team, which consists of eight members when all named executive officers and other Section 16 officers are included. With one exception, our peer group has larger executive teams than we do, and that one exception has an executive team that is the same size as ours. We believe that having a core executive officer team of only eight members creates efficiencies, economies of scale, and other benefits, not to mention the significant financial savings that the company achieves.

For long-term incentive purposes, Towers Watson performs its analysis using the published survey data and focuses on companies in the energy services industry, specifically with annual revenues less than $3 billion. The HR Committee considers the responsibilities of the job performed by each of our executive officers and his or her performance, and adjusts each executive’s targeted compensation amounts accordingly. As discussed in more detail below, internal comparison with other officer positions also is considered.

In addition to these efforts, Towers Watson prepared an analysis of market data compiled from the Towers Watson Compensation DataBank for energy services executives. The analysis examined the target direct compensation opportunity, including base salary, target annual incentives and the expected value of long-term incentives, for energy services executives. Using regression analysis, Towers Watson size adjusted the data to reflect our revenue scope. Based upon the analysis Towers Watson conducted, our target direct compensation opportunity for our eight executive officers is below the market median of the target direct compensation opportunity for the eight highest-paid executive officers for the energy services companies in Towers Watson’s analysis.

We conducted a separate analysis of the 2009 executive compensation of our 11-member peer group. This analysis examined base salary, bonus, other annual compensation, stock and options granted, non-equity incentive plan compensation and change in pension value. Based upon this analysis, our named executive officers had an average compensation that was less than eight of the companies in our peer group, with an average compensation per individual of $778,000 versus the peer group average of $1.1 million.

Notwithstanding our philosophy of targeting the middle of the competitive range, these analyses demonstrate that we currently are below that target. However, we also are cognizant of prevailing economic conditions and internal pay equity. In February 2010, upon the recommendation of our CEO, the HR Committee elected not to adjust the base salaries of our CEO and CFO because the committee felt that, although operating results were strong, their existing salaries were reasonable in light of the broader economic circumstances.1

Internal Pay Equity and Wealth Accumulation

We believe our executive compensation program must be internally consistent and equitable in order to motivate our employees to create stockholder value. We are committed to internal pay equity and the HR Committee monitors the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. In 2010, the HR Committee reviewed a comparison of CEO and other executive officer pay (base salary, target and actual annual incentive, and target and actual total compensation) to non-management employee pay for all job classes within the company. The targeted compensation (salary, annual incentive and long-term incentive) for our CEO in 2010, excluding benefits, was 18 times the median pay of all our employees and approximately 13% below the median pay of CEOs in our peer group.

The HR Committee reviews annually all of the elements of total compensation paid to each executive officer during the prior five-year period, including base salaries, annual cash incentive bonuses, the value of long-term incentive awards and any special payments made to an individual executive. The HR Committee also reviews the projected value of each executive officer’s accumulated equity grants over the subsequent five-year period based upon various stock appreciation scenarios. This is done to more effectively analyze not only the amount of compensation each named executive officer has accumulated to date, but also to better understand how current equity grants may affect the amount of wealth the executive officers accumulate in the future.

1  In 2009, despite a strong year for the company in 2008, all executive salaries were frozen at 2008 levels due to the general economic situation the country faced.

Components of Executive Compensation

The primary components of total compensation for our executive officers for 2010 were:

•	Base salary;

•	Annual cash incentive awards; and

•	Long-term incentive awards.

The HR Committee believes the compensation components align the interests of our executives and our stockholders by basing a significant portion of total compensation on performance and achievement of our short- and long-term goals. The specific mix among the individual components reflects market compensation arrangements, with base salary representing about 40 to 60 percent of each executive’s targeted total compensation, depending on market levels and individual position and performance, while combined annual incentive and long-term incentive awards represent the remaining portion of targeted total compensation.

Retirement, health care and welfare benefit programs for executives are generally the same as for all employees and are discussed in the “Compensation of Executive Officers and Directors” section of this proxy statement.

Base Salary

The general guideline for determining salary levels for all executive officers, including the CEO, is to approximate the middle of the competitive range. Adjustments from market levels are made based on experience in the position, industry experience and individual performance and responsibilities. While we target the middle of the competitive range, our primary goal is to compensate our executives at a level that best achieves our compensation philosophy, whether or not this results in actual pay for some positions that may be higher or lower than the initial target. We find that survey results for particular positions can vary from year to year, so we consider market trends for certain positions over a period of years rather than a one-year period in setting compensation for such positions.

Annual Cash Incentive Awards

Annual cash incentive awards are used to motivate employees to meet and exceed annual company objectives that are a part of our strategic plan. All regular, non-represented employees, including executive officers, participate in the plan described in this section, and regular, represented employees participate in a separate management-designed program. Actual payouts for annual cash incentive awards reflect both (1) company performance, based on financial and operational measures, and (2) the individual performance of the employee.

There are four factors that determine the amount of each executive’s final payout under the annual incentive plan:

(1)	The executive’s base salary;

(2)	The executive’s target incentive percentage of base salary;

(3)	The annual incentive plan payout percentage; and

(4)	The executive’s performance multiple.

These factors are utilized in the following formula to determine actual payouts of annual cash incentive awards:

Base Salary  x  Target Incentive %  x  Plan Payout %  x  Performance Multiple  = Individual Payout

Each year, the HR Committee approves a target incentive percentage of base salary for each executive based on internal and external factors previously noted. Management also annually proposes specific performance targets for the company’s financial and operational measures, which are reviewed and approved by the HR Committee as well as the Board. At the end of the fiscal year, the HR Committee reviews data submitted by management on company performance against each of the specific performance targets and determines the degree to which each financial and operational measure was met during the year, subject to Board approval. The aggregate percentage of financial and operational measures met during the year represents the plan payout percentage for the annual incentive plan. The HR Committee may use discretion in increasing or decreasing the plan payout percentage from actual performance due to specific facts and circumstances, such as current economic conditions as well as unusual items that significantly impact financial or non-financial results. As described further below, each executive’s annual individual performance is then evaluated in order to determine a performance multiple, which is factored into the incentive payout calculation.

Long-term Incentive Awards

We use our 2005 Long-Term Incentive Plan, or 2005 Plan, to provide for the award of long-term incentive awards. The 2005 Plan authorizes several types of stock-based awards, including restricted stock and performance-based awards.

The HR Committee determines the timing of when the annual grants will occur as well as the terms and restrictions applicable to such grants. The HR Committee approves the annual grant to our executive officers after the financial results are available for the prior year and selects a date (usually the date of the HR Committee’s action) when the awards will be granted. Long-term equity awards are intended to provide a link between executive officer compensation and long-term stockholder interests as reflected in changes in our stock price, and to motivate and reward achievement of pre-established corporate financial goals and relative total stockholder return, or TSR. Long-term equity awards are granted in the form of performance-based shares. The HR Committee believes that by making an annual grant of performance based shares, with (1) payouts tied to financial performance and continued services over a three-year period, and (2) the ultimate value delivered being dependent upon the value of our stock, our executive officers are motivated to focus on long-term, sustainable improvement in stockholder value. The terms and conditions of our long-term equity awards are described below under “2010 Compensation—Long-Term Incentive Plan Program.”

2010 Compensation

Base Salary

The HR Committee considers adjustments to base salaries for the executive officers on an annual basis. Upon the recommendation of the CEO, the HR Committee elected not to adjust the base salaries of Messrs. Rowe and Bird because the committee felt that, although operating results were strong, their existing salaries were reasonable in light of the broader economic circumstances. The HR Committee made adjustments to the base salaries of Messrs. Gates and Pohl based on comparative analysis data and changes in the scope of their job responsibilities. The following table sets forth the base salaries for our named executive officers. The base salary adjustments for 2010 were effective April 1, 2010.

	Annualized Base Salary		Increase (%)
Name	2010 ($)	2009 ($)
Robert C. Rowe	500,000	500,000	—
Brian B. Bird	328,008	328,008	—
Heather H. Grahame (1)	298,480	—	—
David G. Gates	235,000	216,569	8.5
Curtis T. Pohl	235,000	210,400	11.7

(1) Ms. Grahame joined the company on August 2, 2010, and therefore had no base salary in 2009.

Annual Cash Incentive Awards

Potential adjustments to the annual incentive target for the executive officers are considered by the HR Committee on an annual basis. No adjustments were made to the target bonus opportunity for any of our named executive officers, which the HR Committee continues to believe is appropriate and commensurate with the responsibilities of the respective executives. The target bonus opportunities were derived in part from peer group and competitive survey analysis data and in part by the HR Committee’s judgment on the internal equity of the positions, scope of job responsibilities and the executives’ industry experience and tenure. The following table sets forth the annual incentive opportunity for our named executive officers.

	Target Incentive Opportunity (% of base salary)		Increase (%)
Name	2010	2009
Robert C. Rowe	70	70	—
Brian B. Bird	50	50	—
Heather H. Grahame (1)	40	—	—
David G. Gates	35	35	—
Curtis T. Pohl	35	35	—

(1)	Ms. Grahame joined the company on August 2, 2010, and therefore had no annual incentive target in 2009.

The design of our 2010 annual incentive plan, including its metrics, was the same as for our previous year’s plan. As more fully described below, the actual amount of money available for awards (the award pool) is based on overall plan funding. Each year, the HR Committee determines funding of the award pool based on its assessment of overall company performance during the year, measured against pre-established financial and operational metrics. The HR Committee determined that the metrics and relative weightings focus the organization on desired performance for the following reasons:

•
Net income, 55 percent of the funding opportunity – Net income was chosen as the financial metric because it is a financial measure that investors consider significant to evaluate company performance and net income can be directly affected by individual employee and team performance.

•
Operational targets, 45 percent of the funding opportunity – We believe that employee safety and providing reliable service to our customers’ satisfaction over the long term is critical to our customer commitment and regulatory obligations, which ultimately supports our financial goals and enhances stockholder value.

The metric for determining performance against our financial goal is derived from our audited financial statements; however, the HR Committee, in its discretion, may consider certain items or events as extraordinary when determining performance against the metric and make what it deems to be appropriate adjustments. The award pool is allocated to each participant based on:

•	The participant’s annual incentive award opportunity;

•	Performance measured against the plan metrics; and

•	The participant’s individual performance during the year, measured against individual goals.

A minimum of 90 percent of the net income target must have been attained in order for any awards under the 2010 annual incentive plan to be earned and paid out. This coincides with the threshold net income target shown in the table on the following page, which represents 90 percent of the target amount. The table also shows the associated weighting and plan payout percentage for 2010 for each of the performance measures.

	2010 Incentive Plan Information
Performance Measures	Weight (Percent of Total Plan Payout)	Performance Level				Target % Achieved	Final Funding % of Total
		Threshold	Target	Maximum	Actual Achieved
Financial
Net Income ($ in millions)	55%	$67.8	$75.3	$82.8	$77.4	113.8%	62.6%
Operational
Safety (1)
Lost Work Day Incident Rate	15%	1.20	0.90	0.70	0.90	100.0%	15.0%
Reliability (2)
SAIDI (total duration of outage per customer─minutes)	15%	104	90	87	118	––%	––%
Customer Satisfaction (3)
Favorable Opinion Rating - % (based on independent survey results)	15%	65%	69%	72%	70%	108.3%	16.4%

(1)
Safety performance is calculated by us and participating Edison Electric Institute, or EEI, benchmarking utilities as defined by Occupational Safety and Health Administration, or OSHA. OSHA specifically defines what workplace injuries and illnesses should be recorded and, of those recorded, which must be considered lost time incidents. The threshold level for the safety measure represents performance better than our peer average; the target level represents improvement and is consistent with the actual 2009 rate.

(2)
System Average Interruption Duration Index, or SAIDI, is a system reliability index used by us and participating Institute of Electrical and Electronic Engineers, Inc. benchmarking utilities to measure the duration of interruptions on a utility’s electric system. SAIDI indicates the total duration of interruption for the average customer during a predefined period of time. The threshold level for the reliability measure represents first quartile performance within the industry; the target level represents improvement over 2009 results of 101 minutes.

(3)
Customer satisfaction measures company image improvement through an independent annual customer survey measuring the percentage of surveyed customers providing a Favorable Opinion Rating. Favorable opinion ratings are based on receiving a customer score of 8, 9 or 10 on a 10 point scale. The threshold level represents achieving the 2009 level; the target level represents 6% improvement over 2009; and the maximum level represents 9% improvement over 2009.

For 2010, based on company performance, the annual incentive plan was funded at 94 percent of target. For 2009 and 2008, company performance levels resulted in funding at 108 percent and 91 percent of target, respectively. The HR Committee did not make any discretionary adjustments concerning the annual incentive plan for any of these years.

Individual Performance

The HR Committee analyzes the total mix of available information (including performance against any quantitative performance goals) on a qualitative and not strictly quantitative basis in making annual cash incentive determinations. Although actual performance measured against pre-established goals is the key component in determining both company and individual performance, the HR Committee may use judgment when determining whether company or individual goals have been attained. In light of the economic environment, we had a strong earnings improvement year over year and were able to manage our costs and taxes to offset margin weakness due to weather and the economy. Significant achievements included receiving a final order from the Montana Public Service Commission in our general electric and natural gas rate case, accessing the capital markets to refinance existing debt under attractive terms, and completing construction of the 150-megawatt Mill Creek Generating Station under budget. These efforts were successful due to the substantial efforts of our executive officers and many other employees across all departments of the company. As a result of the factors noted above, the HR Committee, in consultation with the CEO, determined that it was appropriate to assign a 100 percent performance multiplier to all executive officers.

Actual 2010 annual cash incentive awards for the named executive officers were as follows:

Name	Annual Target Incentive as Percent of Base Salary (%)	2010 Actual Incentive as Percent of Base Salary (%)	Incentive Award ($)
Robert C. Rowe (1)(2)	70	55	276,500
Brian B. Bird	50	47	154,164
Heather H. Grahame	40	38	46,736
David G. Gates	35	33	77,315
Curtis T. Pohl (1)	35	28	64,978

(1)
In accordance with the 2010 annual incentive plan, an employee fatality results in no incentive award points tied to safety for the deceased employee’s work group and every supervisor in the chain of command up to and including the CEO. As a result of an employee fatality in 2010, the actual incentive awards for Messrs. Rowe and Pohl did not include any incentive award tied to safety and, thus, were below the funded level of 94 percent of target.

(2)	Mr. Rowe elected to defer 35 percent of his 2010 annual incentive payment into NorthWestern Corporation common stock in accordance with our non-qualified deferred compensation plan.

Long-Term Incentive Plan Program

2010 Long-Term Incentive Plan Grants

The annual long-term incentive grants were approved by the HR Committee in February 2010 under the 2005 Plan and are subject to a three-year performance period. These annual long-term grants are comprised of performance-based restricted stock awards and are adjusted for both company and individual performance, as described below. The target long-term equity opportunities are derived from peer group and competitive survey data and from the HR Committee’s judgment on the internal equity of the positions and scope of job responsibilities. To determine the value of each executive officer’s long-term incentive awards, the HR Committee considered the range for comparable roles within our peer group, with consideration given to the strategic value of each position. The target equity opportunities for the 2010 grants are included below. Each executive officer’s long-term incentive award value was then converted into specific equity grants by dividing the total targeted value by the fair market value of a share of our stock on the grant date. This represents the number of performance based shares that will vest on December 31, 2012, if all performance goals are met at the target performance level. The exact number of shares that will vest will vary from 0% to 200% of the target award, depending on actual company performance relative to the performance goals. In addition, if earned, the value of the award on the vesting date, based on the fair market value of our stock on that future date, likely will differ from the value at target as reflected in the following table, which is based on the fair market value of a share of our stock on the grant date.

	Target Long-term Equity Opportunity
Name	Base Salary (%)	Value at Target ($)	Long-term Stock Awards (#)
Robert C. Rowe	100	500,000	20,137
Brian B. Bird	75	246,006	9,908
Heather H. Grahame (1)	55	75,033	3,022
David G. Gates	40	86,628	3,489
Curtis T. Pohl	40	84,160	3,389

(1)	Ms. Grahame was hired as Vice President and General Counsel in 2010. Ms. Grahame’s target and stock awards were prorated to reflect her hire date of August 2, 2010.

These awards contain both a market- and performance-based component. The performance goals for these awards are independent of each other and equally weighted. Settlement of awards will be made only if we maintain investment grade credit ratings on both a secured and unsecured basis.  The following table summarizes the performance measures under our 2010 long-term incetive plan program.

Performance Measures – 2010-2012	Threshold	Target	Maximum
Financial Goals – 50%
Return on Average Equity, or ROAE	7.5%	9.5%	11.5%
Average Net Income Growth	4.3%	8.3%	12.3%
TSR – 50%
Relative Average vs. Peers	8th	5th	1st

The ROAE and Net Income growth levels are tied to management performance as this goal relates to revenue enhancement and cost containment.  TSR is determined by our common stock price change and dividends paid over the performance period. We then compare our TSR with the total stockholder returns achieved by our peers over the same three-year period and determine our ranking.

The HR Committee does not consider any executive officer’s current stock holding to be so large as to warrant the reduction or elimination of further long-term incentive awards.

Other Compensation Policies

Stock Ownership Guidelines

Our Corporate Governance Guidelines require our executive officers to meet and maintain a specified stock ownership level. Stock ownership guidelines range from a multiple of five times base salary for the President and CEO, four times base salary for the Chief Financial Officer and three times base salary for the other named executive officers. Our Board instituted these guidelines to require our executives to acquire and hold a meaningful financial stake in the company to align our executive’s interests with those of our stockholders. More specific details of our officer stock ownership guidelines are available in our Corporate Governance Guidelines that are located on our Web site at www.northwesternenergy.com. Each executive is restricted, absent a hardship and Board approval, from selling stock until his or her guideline amount is achieved and must continue to maintain the required ownership level once it is obtained.

Retirement and Other Benefits

Retirement benefits are offered to employees hired prior to January 1, 2009, through tax-qualified company-funded pension plans and to all eligible employees through a 401(k) defined contribution plan. Both pension plans and 401(k) plans are common benefits provided in the utility and energy industry. Our executive officers, including the CEO, participate in these plans, and the terms governing the retirement benefits under these plans are the same as those available for substantially all employees. We do not offer any supplemental retirement benefits to our executive officers. Our healthcare, insurance and other welfare and employee-benefit programs are generally the same for substantially all employees, including the CEO and executive officers. We share the cost of health and welfare benefits with our employees, which is dependent on the benefit coverage option that each employee elects. Our executive officers do not receive any material perquisites or special benefits that differ materially from those available to employees generally.

Severance and Post-Termination Benefits

We provide severance and post-termination benefits to our executive officers under our severance plan or pursuant to the terms of various employment, separation or consulting agreements we may enter into with our executive officers from time to time. Severance and post-termination benefits are explained in detail under the “Compensation of Executive Officers and Directors--Post Employment Compensation” section, starting on page 33 of this proxy statement.

Non-qualified Deferred Compensation

During 2009, we implemented a Non-qualified Deferred Compensation Plan that provides the opportunity for eligible officers, including the named executive officers, to defer certain compensation including base salary, short-term incentive awards and long-term equity awards beginning January 1, 2010. Under the Plan, eligible employees may elect to defer up to 100% of base salary, subject to compliance with Section 409A of the Internal Revenue Code compensation limit and up to 100 percent of short-term and long-term incentives. There are no company contributions to the Non-qualified Deferred Compensation Plan.

At the time of deferral election, Non-qualified Deferred Compensation Plan participants may elect to have deferrals credited to their account in cash or in company stock. If cash deferrals are elected, participants may choose to invest their plan account balances in investment options that substantially mirror the qualified employee 401(k) plan investment options.

Plan participants do not pay income taxes on amounts deferred or earnings thereon, until those amounts are distributed from the Non-qualified Deferred Compensation Plan. A participant’s benefits under the Non-qualified Deferred Compensation Plan are fully vested and are payable after terminating employment. Benefits are paid in a lump sum unless a participant elects annual installments.

Employment Agreements

We believe that, generally, ongoing employment agreements are not necessary to retain talented executives; however, agreements may be appropriate on a case-by-case basis, such as when an executive begins employment with us. Due to the changing marketplace in which we compete for talent, the HR Committee regularly reviews this practice to help ensure that we remain competitive in our industry. We currently do not have employment agreements with any of our executives.

Tax Treatment of Certain Compensation

Section 162(m) of the Internal Revenue Code limits the company deductibility of executive compensation paid to certain named executive officers to $1 million per year, but contains an exception for certain performance-based compensation. However, compensation that qualifies as “performance-based compensation” is not subject to the $1 million deduction limit if, at least every five years, stockholders approve the material terms of such performance-based compensation. Awards granted under the 2005 Plan during 2010 and 2009 satisfied the performance-based requirements for deductible compensation because they were approved as part of the creation of the 2005 Plan in 2005 in connection with our emergence from bankruptcy in 2004. Each of the amounts approved for named executive officers subject to Section 162(m) were below the maximums established of 200,000 shares and $1 million in cash for any one participant. In order to allow us to continue to qualify for this deduction in 2011 and going forward, we are seeking stockholder approval of the amended 2005 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the plan, as described below in Proposal 5 – Approval of the Amended Northwestern Corporation 2005 Long-Term Incentive Plan to Increase the Number of Shares Authorized for Issuance under the Plan.

Compensation Committee Interlocks and Insider Participation

During 2010, Stephen P. Adik, Julia L. Johnson, Philip L. Maslowe and Denton Louis Peoples served on our HR Committee. Each is an independent member as defined by NYSE corporate governance listing standards. None of the persons who served as members of our HR Committee during 2010 are officers or employees or former employees of the company or any of its subsidiaries. In addition, no executive officer of NorthWestern or any of its subsidiaries served as a member of the board or compensation committee of any other entity.

Compensation Committee Report

The HR Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the HR Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2010.

Human Resources Committee

Philip L. Maslowe, Chairman
Stephen P. Adik
Julia L. Johnson
Denton Louis Peoples

Compensation of Executive Officers and Directors

The following tables, footnotes, and narratives provide information regarding the compensation, benefits, and equity holdings in the company for the named executive officers during the years ended December 31, 2010, 2009 and 2008. Please see the “Compensation Discussion and Analysis” above for a description of our executive compensation program necessary to gain an understanding of the information disclosed below.

2010 Summary Compensation

The following table sets forth the compensation earned during 2010, 2009 and 2008 for services in all capacities by the named executive officers:

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Non-equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4) ($)	All Other Compen- sation (5) ($)	Total ($)
Robert C. Rowe (6)	2010	500,000	—	395,792	276,500	41,146	18,478	1,231,916
President and	2009	519,231	—	433,972	378,000	25,176	167,372	1,523,751
Chief Executive Officer	2008	169,231	—	—	120,960	15,050	107,253	412,494

Brian B. Bird	2010	328,008	—	194,742	154,164	18,547	39,623	735,084
Vice President,	2009	340,624	—	213,532	177,124	23,843	38,702	793,825
Chief Financial Officer	2008	325,129	—	—	149,244	11,415	35,759	521,547
and Treasurer

Heather H. Grahame (7)	2010	120,540	100,000	141,717	46,736	—	56,278	465,271
Vice President and
General Counsel

David G. Gates (8)	2010	230,180	—	68,575	77,315	200,310	33,601	609,981
Vice President –	2009	224,899	—	75,179	81,863	96,633	28,744	507,318
Wholesale Operations

Curtis T. Pohl	2010	228,566	—	66,610	64,978	33,509	43,336	436,999
Vice President –	2009	218,492	—	73,049	79,531	55,102	41,448	467,622
Retail Operations	2008	207,988	—	—	67,012	17,813	39,159	331,972

(1)	Base salary amounts for 2009 reflect 27 pay periods during the calendar year.

(2)
These values reflect the grant date fair value of these awards as calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation, and do not represent earned or paid compensation as the shares are subject to performance and vesting conditions. For the 2010 and 2009 awards, the values in the table above assume 100% payout based on grant date fair value. The exact number of shares issued will vary from 0% to 200% of the target award, depending on actual company performance relative to the performance goals. See Note 13 to the consolidated financial statements in our 2010 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards. The value of awards for each named executive officer assuming a maximum payout based on grant date fair value would be $791,584, for Mr. Rowe, $389,484, for Mr. Bird, $201,185, for Ms. Grahame, $137,150, for Mr. Gates and $133,219, for Mr. Pohl.

(3)
The Non-equity Incentive Plan Compensation column reflects cash incentive awards earned pursuant to our annual incentive plan as previously described. These awards are earned during the year reflected and paid in the following fiscal year.

(4)
These amounts are attributable to a change in the value of each named executive officer’s defined benefit pension account balance and do not represent earned or paid compensation. Pension values are dependent on many variables including years of service, earnings and actuarial assumptions. The increase in actuarial present value was largely the result of significantly lower discount rates used to determine the actuarial present value of these benefits when compared to the prior year. Our pension plans are closed to new entrants; and therefore Ms. Grahame is not eligible to participate and had no change in pension value.

(5)
The following table identifies the items included in the All Other Compensation column for 2010. Employee benefits include employer contributions, as applicable, for health benefits (medical, dental, vision, employee assistance plan and health savings account), group term life and 401(k) plan, which are generally available to all employees on a nondiscriminatory basis. Life insurance also includes imputed income consistent with IRS guidelines for coverage amounts in excess of $50,000 for each of the named executive officers. Ms. Grahame’s relocation benefit reflects a one-time lump sum payment. Ms. Grahame’s other income reflects reimbursement of transitional expenses for travel and temporary accommodations. Mr. Gates’ other income includes vacation sold back to the company at a rate of 75%.

	Health Benefits ($)	Life Insurance ($)	401(k) Contributions ($)	Relocation Benefits ($)	Other Income ($)	All Other Compensation ($)
Robert C. Rowe	5,096	3,582	9,800	—	—	18,478
Brian B. Bird	16,360	1,213	22,050	—	—	39,623
Heather H. Grahame	5,665	862	7,232	30,000	12,519	56,278
David G. Gates	11,373	1,081	9,800	—	11,347	33,601
Curtis T. Pohl	16,201	2,635	24,500	—	—	43,336

(6)	Mr. Rowe was hired in 2008 as President and CEO. Mr. Rowe’s 2008 compensation reflects amounts earned from August 14 to December 31, 2008. Mr. Rowe’s annualized salary for 2008 was $500,000.

(7)
Ms. Grahame was hired in 2010 as Vice President and General Counsel. Ms. Grahame’s 2010 compensation reflects amounts earned from August 2 to December 31, 2010. Ms. Grahame’s annualized salary for 2010 was $298,480, and the amount included in the bonus column reflects a $100,000 one-time lump sum payment upon appointment as Vice President and General Counsel

(8)	Mr. Gates did not meet the criteria in 2008 to be included as a named executive officer.

2010 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards (2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert C. Rowe
Annual Cash Incentive	—	175,000	350,000	525,000	—	—	—	—	—
Long-term Equity	2/12/10	—	—	—	—	20,137	40,274	—	395,792
Brian B. Bird
Annual Cash Incentive	—	82,002	164,004	246,006	—	—	—	—	—
Long-term Equity	2/12/10	—	—	—	—	9,908	19,816	—	194,742
Heather H. Grahame
Annual Cash Incentive	—	24,108	48,216	72,324	—	—	—	—	—
Long-term Equity	8/2/10	—	—	—	—	3,022	6,044	3,000	141,717
David G. Gates
Annual Cash Incentive	—	41,125	82,250	123,375	—	—	—	—	—
Long-term Equity	2/12/10	—	—	—	—	3,489	6,978	—	68,575
Curtis T. Pohl
Annual Cash Incentive	—	41,125	82,250	123,375	—	—	—	—	—
Long-term Equity	2/12/10	—	—	—	—	3,389	6,778	—	66,610

(1)	Reflects possible payout range of 2010 Plan performance awards. Each unit has a weighted average grant date fair value of $19.65.

(2)
These values reflect the grant date fair value of these awards as calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation, and does not represent earned or paid compensation as the shares are subject to performance and vesting conditions. The values in the table above assume payout at target based on grant date fair value. See Note 13 to the consolidated financial statements in our 2010 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards.

Non-equity Incentive Plan Awards

Non-equity incentive plan compensation includes amounts earned under the NorthWestern Energy 2010 Employee Incentive Plan, which were paid in 2011. The HR Committee reviewed 2010 performance against plan targets and the plan achieved a payout percentage of 94 percent, as discussed in the “Compensation Discussion and Analysis—2010 Compensation—Annual Cash Incentive Awards” section, starting on page 24 of this proxy statement.

Equity Incentive Plan Awards

As previously discussed in the “Compensation Discussion and Analysis—2010 Compensation—Long-Term Incentive” section in this proxy statement, the Board approved granting performance awards in 2010 under the 2005 Plan. The values of stock awards included in the tables reflect the grant date fair value of these awards as calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation, and does not represent earned or paid compensation as the shares are subject to performance and vesting conditions. For the 2010 awards, the exact number of shares issued will vary from 0% to 200% of the target award, depending on actual company performance relative to the performance goals. In addition, if earned, the value of the award on the vesting date, based on the fair market value of our stock on that future date, likely will differ from the value at target, which is based on the fair market value of a share of our stock on the grant date. See Note 13 to the consolidated financial statements in our 2010 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table contains information regarding outstanding equity-based awards, including the potential dollar amounts realizable with respect to the awards for each named executive officer. Dividends are not paid or accrued on any unvested shares.

Name	Grant Date	Stock Awards
		Restricted Stock		Performance Based Shares
		Number of Shares or Units of Stock That Have Not Vested (1) (#)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) (3) ($)
Robert C. Rowe	2/12/10	—	—	20,137	580,550
	2/13/09	—	—	41,562	1,198,232
Brian B. Bird	2/12/10	—	—	9,908	285,648
	2/13/09	—	—	20,450	589,574
	11/6/06	1,505	43,389	—	—
Heather H. Grahame (4)	8/2/10	3,000	86,490	3,022	87,124
David G. Gates	2/12/10	—	—	3,489	100,588
	2/13/09	—	—	7,200	207,576
	11/6/06	636	18,336	—	—
Curtis T. Pohl	2/12/10	—	—	3,389	97,705
	2/13/09	—	—	6,996	201,695
	11/6/06	727	20,959	—	—

(1)	For Messrs. Bird, Pohl and Gates, these shares vest on November 1, 2011. For Ms. Grahame, these shares will vest in equal installments annually on August 2, 2011, 2012 and 2013.

(2)	Values were calculated based on a $28.83 closing price of our common stock, as reported on the New York Stock Exchange on December 31, 2010.

(3)
These performance based shares were granted in February 2010 and 2009 and will vest, if at all, on December 31, 2012 and 2011, respectively, subject to the satisfaction of the applicable performance and market criteria and generally subject to the recipient’s continued employment through such date. Based on performance through December 31, 2010, we are below target for obtaining payout of the 2010 grants and slightly above target for obtaining payout of the 2009 grants. The number of units and payout value shown for the 2010 grant assumes a target level of performance (100%), and for the 2009 grant assumes the maximum level of performance (200%) will be achieved, as required by the SEC’s disclosure rules.

(4)
Performance-based shares were reserved in the 2010 Plan for the Vice President and General Counsel position. Ms. Grahame was granted entry into the 2010 Plan upon her appointment as Vice President and General Counsel on August 2, 2010.

2010 Stock Vested

The table below shows the dollar amounts realized pursuant to the vesting of equity-based awards during the last fiscal year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert C. Rowe	—	—
Brian B. Bird	3,016	88,972
Heather H. Grahame	—	—
David G. Gates	1,276	37,642
Curtis T. Pohl	1,456	42,952

Shares vested during 2010 for Messrs. Bird, Pohl and Gates represent two-ninths of the restricted shares granted on November 6, 2006, under the 2005 Plan. We determined the value realized for the 2010 vesting using the fair market value of our common stock on November 1, 2010, which was $29.50.

Post Employment Compensation

2010 Pension Benefits

We have two separate defined benefit pension plans that cover employees hired prior to January 1, 2009. The NorthWestern Energy Pension Plan is applicable to employees who began their employment in Montana, and the NorthWestern Pension Plan is applicable to employees who began their employment in South Dakota or Nebraska. Mr. Rowe and Mr. Gates are participants in the NorthWestern Energy Pension Plan. Mr. Bird and Mr. Pohl are participants in the NorthWestern Pension Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Robert C. Rowe	NorthWestern Energy Pension Plan	2.00	81,372	—
Brian B. Bird	NorthWestern Pension Plan	7.08	92,017	—
Heather H. Grahame (1)	—	—	—	—
David G. Gates	NorthWestern Energy Pension Plan	32.00	832,856	—
Curtis T. Pohl	NorthWestern Pension Plan	24.39	249,067	—

(1)	The plans were closed to new entrants January 1, 2009, and therefore Ms. Grahame is not eligible to participate.

We calculated the present value of accumulated benefits assuming benefits commence at age 65 and using the discount rate, mortality assumption and assumed payment form consistent with those disclosed in Note 12 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2010. While we calculated the present values in the table above assuming that benefits commence at age 65, the table below summarizes the cash balance available if the individual were to terminate service as of December 31, 2010.

Name	Cash Balance ($)
Robert C. Rowe	70,511
Brian B. Bird	84,979
Heather H. Grahame	—
David G. Gates	718,286
Curtis T. Pohl	227,931

Under the NorthWestern Energy Pension Plan, a participant’s account grows based upon (1) contributions by the company made once per year, and (2) interest credits at the rate of 6 percent per year. Contribution rates range from 3 percent to 12 percent for compensation below the taxable wage base and from 1.5 percent to 6 percent for compensation above one-half of the taxable wage base. Upon termination of employment, an employee who is at least 50 years of age with five years of service may begin receiving a monthly annuity or defer receiving benefits until he or she is required to take a minimum distribution.

Under the cash balance formula of the NorthWestern Pension Plan, a participant’s account grows based upon (1) annual pay credits, and (2) annual interest credits based on the average Federal 30-year Treasury Bill rate for November of the preceding year. Pay credits range from 3 percent to 7.5 percent for compensation below the taxable wage base, and such amounts are doubled for compensation above the taxable wage base. Upon termination of employment, an employee, or if deceased, his or her beneficiary, may elect to receive a lump sum equal to the cash balance in the account, a monthly annuity if age 55 or greater, or defer receiving benefits until he or she is required to take a minimum distribution.

The plans were closed to new entrants January 1, 2009. For both pension plans, credited years of service are based on actual hire date, and pensionable earnings include base pay only. Mercer Human Resources Consulting, the actuary for our pension plans, calculated the present value of accumulated benefits using participant data provided by us.

Non-qualified Deferred Compensation Plan

As discussed in the “Compensation Discussion and Analysis—Other Compensation Policies—Non-qualified Deferred Compensation” section in this proxy statement, we implemented a Non-qualified Deferred Compensation Plan in 2009. As of December 31, 2010, none of the named executive officers participated in the plan and therefore have no balance.

Termination or Change in Control Arrangements

2008 Key Employee Severance Plan

Our named executive officers are participants in the 2008 Key Employee Severance Plan, which we refer to as the 2008 Severance Plan. The 2008 Severance Plan was reviewed by the HR Committee with recommendations from professional advisors and approved by the Board. The HR Committee believes that it is appropriate for us to have a severance plan to provide a consistent means of addressing severance situations.

The 2008 Severance Plan does not provide for change in control payments, but it does provide for the payment of severance benefits in the event an officer is terminated involuntarily without cause. Cause generally is defined in the 2008 Severance Plan as (1) fraud, misappropriation of corporate property or funds, or embezzlement; (2) malfeasance in office, misfeasance in office which is willful or grossly negligent, or nonfeasance in office which is willful or grossly negligent; (3) failure to comply with our Code of Conduct; (4) illegal conduct, gross misconduct or dishonesty, in each case which is willful and results (or is reasonably likely to result) in substantial damage to the company; or (5) willful and continued failure by the employee to perform substantially his/her duties. For this purpose, involuntary termination does not include a termination resulting from a participant’s death or disability.

The severance benefits payable under the 2008 Severance Plan consist of:

•	A lump-sum cash payment equal to one times annual base pay;

•	Reimbursement of Consolidated Omnibus Budget Reconciliation Act, or COBRA, premiums paid by the participant during the 12-month period following the participant’s termination date; and

•	$12,000 of outplacement services during the 12-month period following the participant’s termination date.

The following table shows the amount of potential cash severance that would have been payable, based on an assumed termination date of December 31, 2010, under the normal severance provisions of the 2008 Severance Plan, including the amount that each named executive officer would be entitled to be reimbursed for outplacement expenses and reimbursement of costs for continuing coverage and other benefits under our group health, dental and life insurance plans. Severance benefits are not provided for terminations with cause.

Name	Base Salary ($)	COBRA Premiums ($)	Outplacement Services ($)	Amount of Potential Severance Benefit ($)
Robert C. Rowe	500,000	5,119	12,000	517,119
Brian B. Bird	328,008	20,005	12,000	360,013
Heather H. Grahame	298,480	20,005	12,000	330,485
David G. Gates	235,000	13,905	12,000	260,905
Curtis T. Pohl	235,000	16,981	12,000	263,981

2005 Long-Term Incentive Plan Change in Control Provision

All outstanding equity awards were granted under our 2005 Plan. The 2005 Plan, in a change in control situation, provides that either the vesting of awards shall accelerate so that awards shall vest as to the shares that otherwise would have been unvested, or the HR Committee shall arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards. The following table shows the amount of potential stock value that would have been received, based on an assumed change in control date of December 31, 2010, outstanding equity awards at target payout, and a closing stock price of $28.83.

Name	Value of Accelerated Stock Vesting ($)
Robert C. Rowe	1,179,666
Brian B. Bird	623,824
Heather H. Grahame	173,614
David G. Gates	222,712
Curtis T. Pohl	219,511

Death and Disability Benefits

Our executives are covered by the standard death and disability benefits that are available to substantially all employees.

2010 Director Compensation

Compensation to our non-employee directors consists of an annual cash retainer, an annual unrestricted stock award, an annual cash retainer for the chair of each committee of the Board, and meeting attendance fees. Non-employee directors are not eligible to participate in our retirement plans. The following table shows the rates for non-employee director compensation for 2010:

	Cash ($)	Shares (#)
Annual Board Retainer
Initial Stock Grant (sign-on grant to a new member)	N/A	1,000
Board Chair	100,000	3,000
Board Member	25,000	2,000
Annual Committee Chair Retainer
Audit Committee	10,000	N/A
Nominating and Corporate Governance Committee	6,000	N/A
Human Resources Committee	6,000	N/A
Meeting Fees (1)
Board Meeting	2,000	N/A
Committee Meeting	2,000	N/A

(1)	The Board Chairman does not receive meeting fees.

The company also reimburses non-employee directors for the cost of participation in certain continuing education programs and travel costs to meetings.

The following table sets forth the compensation earned by our non-employee directors for service on our Board during 2010. Employee directors are not compensated for service on the Board.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (1) (2) ($)	Total ($)
E. Linn Draper Jr., Chairman	100,000	294,949	394,949
Stephen P. Adik	63,000	168,375	231,375
Dorothy M. Bradley	45,000	60,739	105,739
Dana J. Dykhouse	51,000	52,780	103,780
Julia L. Johnson	59,000	211,010	270,010
Philip L. Maslowe	59,000	200,017	259,017
Denton Louis Peoples	53,000	125,963	178,963

(1)	Amounts deferred under the deferred compensation plan described below included $100,000 for Mr. Draper; $35,000 for Mr. Adik; $5,000 for Ms. Bradley; and $59,000 for Ms. Johnson.

(2)
These values reflect the grant date fair value of annual stock awards described above, and the change in value in deferred compensation. Grant date fair value is calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation. See Note 13 to the consolidated financial statements in our 2010 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards. The grant date fair value of annual stock awards made during 2010 was $26.39 per share, or $79,170 for Mr. Draper and $52,780 for Mr. Adik, Ms. Bradley, Mr. Dykhouse, Ms. Johnson, Mr. Maslowe and Mr. Peoples. Mr. Draper, Mr. Adik, Ms. Bradley, Ms. Johnson, Mr. Maslowe and Mr. Peoples deferred these grants under the deferred compensation plan described below. As of December 31, 2010, Mr. Draper, Mr. Adik, Ms. Johnson, Mr. Maslowe and Mr. Peoples have 832 shares of stock granted in 2006 under the 2005 Plan that have not vested. The deferred share units outstanding as of December 31, 2010, are as follows:Mr. Draper – 57,230; Mr. Adik – 31,016; Ms. Bradley – 2,100; Ms. Johnson – 42,024; Mr. Maslowe – 38,086; and Mr. Peoples – 19,797.

Non-employee directors may elect to defer up to 100% of any qualified cash or equity-based compensation that would be otherwise payable to them, subject to compliance with NorthWestern’s 2005 Deferred Compensation Plan for Non-employee Directors and Section 409A of the Internal Revenue Code. For those directors who defer their compensation, the meeting fee or retainer, as applicable, is the value utilized to determine the amount of deferred compensation. The deferred compensation may be invested in deferred stock units of the company's common stock or in designated investment options that substantially mirror the qualified employee 401(k) plan options. Based on the election of the non-employee director, other than on account of death, he or she shall receive a distribution either in a lump sum or in approximately equal installments over a designated number of years (not to exceed 10 years). Distributions of deferred share units will be equal to one share of the company's common stock for each unit. The value of each deferred compensation account is adjusted periodically to reflect the gains, losses and dividends associated with the designated investments.

Director Stock Ownership Guidelines

Our director stock ownership guidelines provide that each non-employee Board member is to retain at least five times the value of his or her annual cash Board and committee chair retainer(s) in common stock or deferred stock units within five years of commencing service on our Board. The following table shows the non-employee Board members’ stock ownership levels as of December 31, 2010:

Name	Stock Ownership Requirement ($)	Number of Shares or DSUs Owned (#)	Value of Shares or DSUs Owned (1) ($)	Ownership as a Percent of Requirement (1) (%)
E. Linn Draper Jr., Chairman	500,000	57,230	1,649,941	330
Stephen P. Adik	175,000	51,016	1,470,791	840
Dorothy M. Bradley	125,000	5,290	152,511	122
Dana J. Dykhouse	125,000	5,000	144,150	115
Julia L. Johnson	155,000	42,024	1,211,552	782
Philip L. Maslowe	155,000	38,086	1,098,019	708
Denton Louis Peoples	125,000	22,797	657,238	526

(1)	Value and ownership percentage calculated as of December 31, 2010, using a closing stock price of $28.83.

Stock Ownership Information

Our common stock is currently the only class of voting securities. The number of shares noted are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of option, warrant or right.

Security Ownership of Directors and Management

The following table sets forth certain information as of February 28, 2011, with respect to the beneficial ownership of shares of our common stock owned by our current directors, the named executive officers, and by all of our directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Unrestricted Shares of Common Stock Beneficially Owned Directly (#)	Unrestricted Shares of Common Stock Beneficially Owned Indirectly (#)	Unvested Restricted Stock (#)	Deferred Stock Units (#)	Total Shares of Common Stock Beneficially Owned (#)	Percent of Common Stock
Stephen P. Adik (1)	-–	20,000	832	33,016	53,848	*
E. Linn Draper Jr.	-–	-–	832	61,115	61,947	*
Dorothy M. Bradley	3,191	-–	-–	4,099	7,290	*
Dana J. Dykhouse	7,000	-–	-–	-–	7,000	*
Julia L. Johnson	-–	-–	832	44,024	44,856	*
Philip L. Maslowe	-–	-–	832	40,086	40,918	*
Denton Louis Peoples	3,000	-–	832	21,797	25,629	*
Robert C. Rowe (2)	5,417	4,230	-–	-–	9,647	*
Brian B. Bird	27,175	-–	1,505	-–	28,680	*
Heather H. Grahame	-–	-–	3,000	-–	3,000	*
David G. Gates	6,776	-–	636	-–	7,412	*
Curtis T. Pohl	7,369	-–	727	-–	8,096	*
Directors and Executive Officers as a Group (15 persons)	74,790	24,230	11,470	204,137	314,627	*
* Less than 1%.

(1)	Shares held indirectly by Mr. Adik represent shares held in a trust of which Mr. Adik and his spouse are co-trustees.

(2)	Shares held indirectly by Mr. Rowe represent shares held in a SEP IRA owned by Mr. Rowe.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on information furnished to us and contained in reports filed with the SEC, as well as written representations that no other reports were required, NorthWestern believes that during 2010 all of its directors and executive officers timely filed all reports required by Section 16 of the Exchange Act.

Security Ownership of Certain Beneficial Holders

The following table sets forth information regarding whom we know to be the beneficial owners of more than 5 percent of our issued and outstanding common stock as of February 28, 2011. Such information is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Percent of Common Stock (%)
BlackRock, Inc. (1)	3,025,314	8.4
40 East 52nd Street, New York, NY 10022

Munder Capital Management (2)	2,579,615	7.1
Munder Capital Center, 480 Pierce Street, Suite 300, Birmingham, MI 48009

T. Rowe Price Associates, Inc. (3)	2,168,840	6.0
100 E. Pratt Street, Baltimore, MD 21202

Artisan Investment Corporation (4)	2,064,648	5.7
875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202

The Vanguard Group, Inc. (5)	1,960,257	5.4
100 Vanguard Blvd., Malvern, PA 19355

(1)
Reflects shares beneficially owned by BlackRock, Inc. as of December 31, 2010, according to a statement on Schedule 13G filed with the SEC on February 2, 2011, which indicates that the beneficial owner’s parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G), has sole voting and dispositive power with respect to 3,025,314 shares. The beneficial owner holds shared voting or dispositive power with respect to none of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(2)
Reflects shares beneficially owned by Munder Capital Management as of December 31, 2010, according to a statement on Schedule 13G filed with the SEC on February 14, 2011, which indicates that the beneficial owner, an investment advisor, has sole voting power with respect to 2,293,443 shares and sole dispositive power with respect to 2,579,615 shares. The beneficial owner holds no shared voting  or dispositive power with respect to any of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(3)
Reflects shares beneficially owned by T. Rowe Price Associates, Inc. as of December 31, 2010, according to a statement on Schedule 13G filed with the SEC on February 9, 2011, which indicates that the beneficial owner, an investment adviser, has sole voting power with respect to 537,240 shares and sole dispositive power with respect to 2,168,840 shares. The beneficial owner holds no shared voting or dispositive power with respect to any of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(4)
Reflects shares beneficially owned by Artisan Investment Corporation; Artisan Partners Limited Partnership; Artisan Investments GP LLC; ZFIC, Inc.; Andrew A. Ziegler; and Carlene M. Ziegler as of December 31, 2010, according to a statement on Schedule 13G filed with the SEC on February 10, 2011. Artisan Partners is an investment adviser registered under section 203 of the Investment Advisers Act of 1940; Artisan Holdings is the sole limited partner of Artisan Partners; Artisan Investments is the general partner of Artisan Partners; Artisan Corp is the general partner of Artisan Holdings; ZFIC is the sole stockholder of Artisan Corp.; Mr. Ziegler and Ms. Ziegler are the principal stockholders of ZFIC. The beneficial owners has shared voting power with respect to 1,978,448 shares and shared dispositive power with respect to 2,064,648 shares. The beneficial owners hold no sole voting or dispositive power with respect to any of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(5)
Reflects shares beneficially owned by The Vanguard Group, Inc., as of December 31, 2010, according to a statement on Schedule 13G filed with the SEC on February 10, 2011, which indicates that the beneficial owner, an investment adviser, has sole voting power with respect to 57,569 shares and sole dispositive power with respect to 1,902,688 shares. The beneficial owner has shared dispositive power with respect to 57,569 shares and no shared voting power with respect to any shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

Proposals Requiring Your Vote

The following five proposals will be presented at the meeting for your vote. When voting by Internet or telephone, you will be instructed how to vote for or against or abstain from voting on these proposals. If you received a printed copy of your proxy materials, space is provided on the proxy card to vote for or against or abstain from voting on each of the proposals.

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3, a vote for “Option 1” that a vote on executive compensation be held every "1 YEAR" under Proposal 4, and “FOR” Proposal 5.

Proposal 1
Election of Directors

Our Board of Directors is nominating eight individuals for election as directors at the annual meeting. All nominees are currently serving as directors of the company. In accordance with our current certificate of incorporation and our current Bylaws, all members of our Board of Directors are elected annually, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. Our Bylaws currently authorize a Board consisting of not fewer than five nor more than eleven persons. We currently have eight seats on our Board; however, if any director is unable to complete his or her term, the Board of Directors, by resolution, may reduce the number of directors or choose a substitute to fill the vacated position.

The nominees for election to the eight positions on our Board of Directors, selected by our Nominating and Corporate Governance Committee of the Board of Directors and proposed by our Board of Directors to be voted upon at the annual meeting, are: Stephen P. Adik; Dorothy M. Bradley; E. Linn Draper Jr.; Dana J. Dykhouse; Julia L. Johnson; Philip L. Maslowe; Denton Louis Peoples and Robert C. Rowe.

Our goal is to maintain a diverse Board of Directors that operates cohesively and challenges management in a constructive way. The Nominating and Corporate Governance Committee has not established specific minimum qualifications for director nominees or set forth specific qualities or skills that the committee believes are necessary for one or more directors to possess. Instead, in considering director candidates, the Nominating and Corporate Governance Committee considers the diversity of our Board and takes into account whether the Board as a whole has the skills, experience and background that add to and complement the range of skills, experience and background of each director, based on the following: integrity, accomplishments, business judgment, experience and education, commitment, representation of stockholders, industry knowledge, independence, financial literacy, race and gender. With the exception of the company’s President and Chief Executive Officer, all of our directors are required to be independent.

When nominating persons to serve on our Board of Directors, the Nominating and Corporate Governance Committee considers individuals who can add value to the strategic policymaking and oversight responsibilities of the Board of Directors and provide skills and personal experiences that add to and complement the skills, experience and background of the Board of Directors as a whole and are needed to achieve the company’s corporate objectives. A director’s ability to contribute to the Board of Directors, the time he or she has available and his or her participation on other boards also are considered because we believe these are important factors that enhance the quality of the Board’s decision-making, its oversight of management and our business overall. The Nominating and Corporate Governance Committee believes that our incumbent Board members collectively possess the experience, skills and attributes necessary to lead the company to a long and successful future. The individual qualifications of each nominee are described beginning on page 9 of this proxy statement.

Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote “FOR” the election of director nominees Adik, Bradley, Draper, Dykhouse, Johnson, Maslowe, Peoples and Rowe to hold office as directors until the next annual meeting of stockholders in 2012 and until their successors are duly elected and qualified. All nominees have advised the Board that they are able and willing to serve as directors.

If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a proxy contains instructions to the contrary). In no event will the proxy be voted for more than eight nominees. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the annual meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving a plurality of votes; however, under our Majority Vote Policy described below, if a nominee for director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, such nominee shall immediately tender his or her resignation under the procedures in the Policy.

Director Majority Vote Policy

The Board of Directors has in place a Majority Vote Policy for the election of directors. The policy provides that, in an uncontested election, any nominee for director who receives a greater number of “WITHHOLD AUTHORITY” votes from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation following certification of the stockholder vote.

Under this policy, the Nominating and Corporate Governance Committee shall promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board of Directors. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote. Thereafter, the Board of Directors will promptly disclose its decision-making process and decision regarding whether to accept the director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K furnished to the Securities and Exchange Commission.

Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee’s recommendation or Board of Directors action regarding whether to accept the resignation offer. However, if each member of the Nominating and Corporate Governance Committee receives a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. If the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers, with each director recusing himself or herself from consideration of his or her resignation offer.

The Board of Directors recommends a vote “FOR”
the election of our eight nominees.

Proposal 2
Ratification of Independent Registered Public Accounting Firm

Our Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011, and recommends that stockholders vote for ratification of such appointment. Although action by the stockholders is not required by law, the Audit Committee and the Board of Directors have determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the company and its stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Representatives of Deloitte & Touche LLP will be present at the annual meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions. The following table is a summary of the fees billed to us by Deloitte & Touche LLP for professional services for the fiscal years ended December 31, 2010 and 2009:

Fee Category	Fiscal 2010 Fees ($)	Fiscal 2009 Fees ($)
Audit fees	1,225,000	1,281,980
Audit-related fees	—	—
Tax fees	166,947	239,116
All other fees	—	—
Total fees	1,391,947	1,521,096

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements, internal control over financial reporting and review of the interim financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements. For 2010, this amount includes estimated billings for the completion of the 2010 audit, which were rendered after year-end.

Audit-related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” There were no audit-related fees in fiscal 2010 and 2009.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance of $166,947 and $239,116 for the years ended December 31, 2010 and 2009, respectively. These services include assistance regarding federal and state tax compliance.

All Other Fees

All other fees consist of fees for products and services other than the services reported above. In fiscal years 2010 and 2009, there were no other fees.

Pre-approval Policies and Procedures

Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services. Our Audit Committee follows procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent public accountants for additional services not contemplated in the original pre-approval. In those instances, we will obtain the specific pre-approval of the Audit Committee before engaging the independent public accountants. The procedures require the Audit Committee to be informed of each service, and the procedures do not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Pursuant to the provisions of the Audit Committee Charter, before Deloitte & Touche LLP is engaged to render audit or non-audit services, the Audit Committee must pre-approve such engagement. For 2010, 100% of the audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee or the Chairman of the Audit Committee pursuant to delegated authority.

Leased Employees

In connection with their audit of our 2010 annual financial statements, more than 50% of Deloitte & Touche LLP’s work was performed by full-time, permanent employees of Deloitte & Touche LLP.

The affirmative vote of the holders of a majority in voting power of the shares of our common stock which are present in person or represented by proxy and entitled to vote thereon is required to ratify the selection of Deloitte & Touche LLP. Brokers may vote a client’s proxy in their own discretion on this proposal, and accordingly, “broker non-votes” will not affect the outcome of the vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted “FOR” the proposal to ratify the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for NorthWestern Corporation for the fiscal year ending December 31, 2011.

The Board of Directors recommends a vote “FOR”
the ratification of Deloitte & Touche LLP as our
independent registered public accounting firm.

Proposal 3
Advisory Vote on Executive Compensation

The company is providing stockholders an opportunity to provide an advisory vote on executive compensation, or a say on pay vote, as required by recently enacted federal legislation. We must conduct the say on pay vote at least once every three years.

Through the say on pay vote, we are asking you to support the compensation of our named executive officers, as we have described it in this proxy statement. The say on pay vote is seeking advisory approval of the compensation of our named executive officers.

Your say on pay vote will provide insight and guidance to us and our Board of Directors regarding your overall investor sentiment about our executive compensation philosophy, policies and practices. While the say on pay vote is advisory and not binding on our company, we and our Board of Directors will consider the guidance received by the vote when determining executive compensation for the remainder of 2011 and beyond. For the reasons summarized below, we ask that you support our executive compensation and vote in favor of the say on pay proposal outlined below.

We consider our executive compensation programs to be instrumental in helping us achieve strong financial performance and other key non-financial objectives, such as safety, reliability and customer satisfaction. Our programs are designed to attract, motivate and retain a highly qualified executive team that is able to achieve corporate objectives and create long-term stockholder value. Our Human Resources Committee, which is composed entirely of independent members, and our Board of Directors believe the company’s overall executive compensation program is structured to reflect a strong pay-for-performance philosophy and aligns the long-term interests of our executives and our stockholders. The “Compensation Discussion and Analysis” section, starting on page 18 of this proxy statement, and the “Compensation of Executive Officers and Directors” section, starting on page 30, provide more detailed discussions of our specific executive compensation programs.

Our compensation programs are substantially tied to our key business objectives and the success of our stockholders. As described in the “Compensation Discussion and Analysis” section, one component of our compensation philosophy is that a significant portion (40-60%) of our executives’ compensation should be at risk in the form of incentive awards that are paid, if earned, based on individual and company performance. Our short-term and long-term incentive programs demonstrate this philosophy. More than half (55%) of the weighting of the potential annual incentive payment an executive may earn is tied to the company’s success in achieving a net income target established by our Human Resources Committee and approved by our Board of Directors. The remainder of the potential annual incentive payment is focused on achieving excellence in operations. With respect to long-term incentives, the number of shares actually earned pursuant to long-term incentive awards is based on return on average equity, net income growth and total stockholder return relative to our peer group. If the value we deliver to our stockholders declines, so, too, does the compensation we deliver to our executives.

In addition, we have designed the framework of our short-term and long-term incentive programs for the long haul. Our board established the framework for our short-term incentive program in 2005. Since establishment, the primary revisions to the program have been with respect to annual targets, generally, to require improvement on a year-over-year basis. Our Board of Directors established a long-term incentive plan in 2005. In 2009, our Board of Directors implemented a long-term incentive program under the 2005 plan. The program was limited to the company’s senior employees whose work directly affects our financial results and incorporated performance based metrics. The first opportunity for payouts under the long-term incentive program occurs in early 2012.

Another component of our compensation philosophy is to approximate the middle of the competitive total compensation range. Our Human Resources Committee closely monitors the compensation programs and pay levels of executives from similar companies as to size and complexity with the assistance of an independent compensation consultant, Towers Watson.

Notwithstanding our philosophy of targeting the middle of the competitive range, the analyses conducted by Towers Watson and us, as described in the “Compensation Discussion and Analysis” section, demonstrate that we currently are below that target. However, we also are cognizant of prevailing economic conditions and internal pay equity. In February 2010, upon the recommendation of our President and Chief Executive Officer, the Human Resources Committee elected not to adjust the base salaries of our President and Chief Executive Officer and Vice President, Chief Financial Officer and Treasurer because the committee felt that, although operating results were strong, their existing salaries were reasonable in light of the broader economic circumstances.2

Our compensation philosophy also is reflected in what we don’t do:

•	We do not make multi-year guarantees for salary increases to our named executive officers.

•	We do not have perquisites for former and/or retired executives that differ materially from those available to employees generally.

•
We do not have any change in control payments exceeding three times base salary and target bonus. Our only change in control provision appears in the NorthWestern Corporation 2005 Long-Term Incentive Plan and provides for the immediate vesting or cash payment of any unvested equity awards upon a change in control.

•	We do not have employment or golden parachute agreements with any of our named executive officers.

•	We do not have a top hat plan.

•	We do not provide tax gross-ups to our named executive officers.

•	We do not pay dividends or dividend equivalents on unvested performance shares or units.

•	We do not have executives engaged in hedging activities with company stock.

Finally, we believe our compensation philosophy also is reflected in the high level of corporate governance we maintain over our executive compensation programs. Our Human Resources Committee consists entirely of independent members. Moreover, our Human Resources Committee, our President and Chief Executive Officer, and our head of Human Resources engage in an annual talent review process to address succession and executive development for our President and Chief Executive Officer and other key executives. Our Human Resources Committee also conducts an annual performance assessment of our President and Chief Executive Officer and determines appropriate adjustments to all elements of his total compensation based on individual and company performance.

We believe that the summary information we’ve provided with this proposal and the more detailed descriptions provided elsewhere in this proxy statement demonstrate that we and our Human Resources Committee have designed our executive compensation programs appropriately to align the long-term interests of management and stockholders.

For all of these reasons, including what we do and don’t do, your vote in support of the compensation of our named executive officers is requested. Accordingly, the Board of Directors recommends that stockholders approve our executive compensation program by voting “FOR” the following advisory resolution:

2	In 2009, despite a strong year for the company in 2008, all executive salaries were frozen at 2008 levels due to the general economic situation the country faced.

RESOLVED, that the compensation paid to the company’s named executive officers (as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement) is hereby APPROVED.

This advisory vote on executive compensation is not binding on the company. However, we and our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

The affirmative vote of the holders of a majority in voting power of the shares of our common stock which are present in person or represented by proxy and entitled to vote thereon is required to approve the say on pay resolution set forth above. Abstentions will have the same effect as a vote against the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted “FOR” the proposal to approve, on an advisory basis, the compensation of the company’s named executive officers, as set forth in the company’s 2011 proxy statement.

The Board of Directors recommends a vote “FOR”
adoption of the resolution approving, on an advisory basis,
the compensation of the company’s named executive officers,
as described in this proxy statement.

Proposal 4
Advisory Vote on the Frequency of
Future Votes on Executive Compensation

At least once every six years, recently enacted federal legislation also requires us to seek our stockholders’ guidance as to how often we should conduct a say on pay vote. We will refer to this second advisory vote as the “say when on pay vote.”

You have three choices for how frequently we should conduct a say when on pay vote – every one, two or three years. You also may abstain from voting. For the reasons described below, our Board of Directors believes holding our say on pay vote every year is the optimal frequency for our company and recommends that you vote to conduct such vote on an annual basis.

We are committed to maintaining high standards of corporate governance. We believe that conducting the say on pay vote every year will provide a high level of accountability to our stockholders and a frequent, direct opportunity for our stockholders to offer feedback concerning our executive pay programs. For these reasons, we are asking you to vote to conduct the say on pay vote every "1 YEAR".

As with the say on pay vote, the say when on pay vote is an advisory vote. It is not binding on the Board of Directors. However, the Board of Directors will take into account the result of the vote when determining the frequency of future say on pay votes.

The Board of Directors recommends that you vote to hconduct the say on pay vote every "1 YEAR". Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted to conduct the say on pay vote every "1 YEAR". Please note that you are voting for how often you feel the company should conduct a say on pay vote. You are not voting to approve or disapprove the Board of Directors’ recommendation.

The Board of Directors recommends a vote tp hold
an advisory vote on the compensation of
our named executive officers every "1 YEAR".

Proposal 5
Approval of Amended NorthWestern Corporation
2005 Long-Term Incentive Plan

We currently maintain the NorthWestern Corporation 2005 Long-Term Incentive Plan, or the 2005 Plan, which was effective as of March 10, 2005, and later amended on October 31, 2007. Under the 2005 Plan, the company may issue performance awards, restricted shares and restricted share units, deferred share units, unrestricted shares, and stock options. The 2005 Plan’s term is currently scheduled to expire on March 10, 2015.

Our Board established the 2005 Plan following our emergence from bankruptcy in November 2004 as part of the “New Incentive Plan” authorized by our plan of reorganization. The plan of reorganization set aside 2,265,957 shares of our common stock for the new Board of Directors to use in connection with equity-based compensation plans for employees and directors. Upon our emergence from bankruptcy, 228,320 of these shares were granted, on a time-based vesting schedule, to certain executives and other employees who played an instrumental part in the successful reorganization of the company.

To date, our Board of Directors also has authorized 1.3 million shares for use under the 2005 Plan. We have been using these authorized shares for performance-based awards, restricted stock grants, annual equity compensation for our board members and deferred share units in connection with our deferred compensation plans. As of February 28, 2011, approximately 290,000 shares remain from the 1.3 million shares the Board of Directors previously authorized, and 737,637 unauthorized shares remain from the total shares provided for under our plan of reorganization.

Through this proposal, our Board of Directors is seeking approval from our stockholders to amend the current 2005 Plan to authorize the remaining 737,637 shares that were provided for under our plan of reorganization 3 in order to provide a sufficient pool of equity for us to continue to operate our long-term incentive compensation program. We refer to the 2005 Plan as modified by this amendment as the Amended and Restated 2005 Plan. The Amended and Restated 2005 Plan is substantially identical in design to the current 2005 Plan, other than the proposed increase to the share pool. The Amended and Restated 2005 Plan does not change any other terms of the 2005 Plan.

If the amendment to the 2005 Plan is approved, we would have a pool of approximately 1.0 million shares of our common stock available for (1) future equity grants to our executives and other senior management employees under our long-term incentive plan program, (2) ongoing annual equity compensation for our board members and (3) deferred stock units under our deferred compensation plans. Assuming continuation of annual performance-based grants at current levels and achievement of maximum performance criteria each year for currently outstanding and future grants, we anticipate that this pool could be exhausted upon the vesting of grants made in 2013.

In this Proposal 5 we have provided:

•	A brief summary of the purpose, principal features and material terms of the 2005 Plan;

•	A description of the available performance measures; and

•	Certain other required information.

The full text of the Amended and Restated 2005 Plan is attached to this proxy statement as Appendix A.  If the amendment to the 2005 Plan is approved by our stockholders at the 2011 Annual Meeting, it will become effective on the day following the 2011 Annual Meeting.  Outstanding awards under the 2005 Plan will continue in effect in accordance with their terms.  Stockholder approval of the amendment to the 2005 Plan is intended to constitute approval for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), so that awards under the Amended and Restated 2005 Plan may satisfy the requirements for “performance-based compensation,” thereby avoiding our potential loss of tax deductions, under Section 162(m) of the Code.

3
The 1.3 million shares previously authorized were covered by an exemption for shareholder approval provided by the plan of reorganization. That exemption lapsed with our listing on the New York Stock Exchange in May 2008.

The following discussion is a summary and you may wish to review Appendix A in its entirety. The Amended and Restated 2005 Plan will become effective only if approved by our stockholders.

Purpose of the 2005 Plan

The 2005 Plan serves a critical role in our pay-for-performance compensation program. Equity awards are the simplest, most direct way to align the interests of our executives, senior management and board members with those of stockholders. In order to balance compensation principles with stockholder interests in limiting dilution, we generally restrict employee equity awards to more senior positions.

A core objective of our equity awards under the 2005 Plan is to focus on long-term sustainable results. Under our current long-term incentive plan program that began in 2009, we have granted performance-based awards which vest, if earned, over a three year period, based on the achievement of pre-established corporate financial goals and relative total stockholder return. We believe that performance-based grants – with payouts tied to financial performance, continued service over a three-year period and the value of our stock – motivate our executives and other leaders at our company to focus on long-term improvement in stockholder value.

Principal Features and Material Terms of the Amended and Restated 2005 Plan

Shares Subject to Amended and Restated 2005 Plan

The maximum number of shares of NorthWestern Corporation common stock that may be issued for grants under the current 2005 Plan is 1,300,000 shares.  As of February 10, 2011, there were 290,085 shares of NorthWestern Corporation common stock available for future awards under the current 2005 Plan.  Under the Amended and Restated 2005 Plan, there would be an additional 737,637 shares of NorthWestern Corporation common stock available for awards.

Shares in respect of any awards that are forfeited, canceled or become unexercisable, and shares that are for any other reason not paid or delivered under the Amended and Restated 2005 Plan, will again be available for issuance. In addition, the current 2005 Plan and the Amended and Restated 2005 Plan provide that shares that we retain (1) as payment of the exercise price of an award granted under the Amended and Restated 2005 Plan, or (2) to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an award granted under the Amended and Restated 2005 Plan, will again be available for issuance. However, in practice, we do not actually retain those shares for reissuance within the plan.

Subject to adjustment, the number of shares that are available for incentive share option awards will be determined, to the extent required under applicable tax laws, by reducing the number of shares designated in the preceding paragraph by the number of shares granted pursuant to awards (whether or not shares are issued pursuant to such awards). Any shares that are either purchased under the Amended and Restated 2005 Plan and forfeited back to the Amended and Restated 2005 Plan, or surrendered in payment of the exercise price for an award will be available for issuance pursuant to incentive share option awards.

To the extent that a share appreciation right is exercised, only the actual number of delivered shares (if any) will be charged against the maximum number of shares that may be delivered pursuant to awards under the Amended and Restated 2005 Plan. The number of shares subject to the share appreciation right and the related option of the participant will, however, be reduced by the number of underlying shares as to which the exercise relates, unless the award agreement provides otherwise.

Eligible Participants

Under the Amended and Restated 2005 Plan, like the 2005 Plan, eligible participants include all employees, members of our Board of Directors and certain advisors. The 2005 Plan currently is used to grant performance awards to senior employees whose work directly affects our financial results. We also currently use the 2005 Plan for deferred and non-deferred compensation of our non-employee directors and deferred compensation for a select group of management and highly compensated employees. We have no outstanding awards to any advisors.

The selection of participants and the nature and size of awards under the Amended and Restated 2005 Plan are within the discretion of the Human Resources Committee (or some other committee of the Board of Directors that is designated by the Board of Directors to administer the Amended and Restated 2005 Plan). Consequently, we cannot specifically identify those employees to whom awards may be granted because no such determination has been made.

Types of Awards

The same types of stock-related grants will be able to be made under the Amended and Restated 2005 Plan as were available under the 2005 Plan. The Human Resources Committee will have broad authority to fix the terms and conditions, including the consequences upon death, disability or retirement, of individual agreements with participants. A summary of the types of awards is set forth below.

Performance Awards. The Human Resources Committee may grant performance awards under which payment is made if our performance, the individual’s performance, or a combination thereof, meets certain performance goals established by the Human Resources Committee for a specified performance period. There may be more than one performance period in existence at any one time and the duration of each performance period may differ from each other, although no performance period may be less than one fiscal year. There may be different performance goals in existence at any one time. The specific performance measures upon which performance goals may be based are described in the “Internal Revenue Section 162(m)” section below.

The Human Resources Committee establishes the performance goals within a reasonable period of time after the beginning of the performance period. The Human Resources Committee also establishes the performance period (not less than one fiscal year) and the performance formulae to determine the amount payable at various performance levels.

Awards may be payable in the form of cash, shares of NorthWestern Corporation common stock, or a combination thereof as determined by the Human Resources Committee. The Human Resources Committee may impose additional conditions on a participant’s entitlement to receive payment under a performance award. No performance award may exceed 200,000 shares of common stock and $1 million in cash to any one participant in any one performance period.

Restricted Shares and Restricted Share Units. The Human Resources Committee may in its discretion grant restricted shares to any eligible participant. The restricted share award agreement must specify the amount of restricted shares that the participant shall be entitled to receive upon vesting, the purchase price (if any), and the terms upon which the restricted shares may vest.  In addition, the Human Resources Committee in its discretion may grant the right to receive shares after certain vesting requirements are met, or restricted share units. The award agreement must specify the number of shares (or a formula, that may be based on future performance or conditions, for determining the number of shares) that the participant shall be entitled to receive upon vesting and the terms upon which the shares subject to a restricted shares units may vest.

As soon as practicable after the expiration of the restricted period and satisfaction of the participant’s tax withholding requirements, and unless the restricted shares units have been forfeited, the company will release to the participant shares of common stock of the company in an amount equal to the number of, as applicable, vested restricted shares or restricted shares units. The company will not distribute fractional shares, but will instead pay cash to the participant in lieu thereof.

Deferred Share Units. The Human Resources Committee may permit any director, advisor or member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect, on a form provided by and acceptable to the Human Resources Committee, to forego the receipt of cash or other compensation, and in lieu thereof, to have the company credit to an account on the participant’s behalf, a number of deferred share units having a fair market value equal to the deferred compensation. Unless an award agreement under the Amended and Restated 2005 Plan expressly provides otherwise, each participant shall be 100% vested at all times in any deferred share units.

If a participant terminates his or her relationship with the company and has deferred compensation into deferred share units, the company will provide the participant with one share of common stock for each deferred share unit in five substantially equal annual installments that will begin within 90 days of the termination date and continue on each of the first four anniversaries thereof. Alternatively, each participant has the right under the Amended and Restated 2005 Plan to elect an alternative distribution ranging from an immediate lump sum distribution to annual installments up to10 years. The company will not distribute fractional shares, but will instead pay cash in lieu thereof to the participant. Even if a participant does not terminate his or her relationship with the company, the Human Resources Committee may make an immediate distribution to a participant in the event of an unforeseeable emergency resulting in financial hardship in excess of $100,000.

Unrestricted Shares. The Human Resources Committee also may grant unrestricted share awards under the Amended and Restated 2005 Plan, which may vest in full upon the date of grant or such other date as the Human Resources Committee may determine or which the Human Resources Committee may issue pursuant to any program under which the recipient elects to receive unrestricted shares in lieu of cash bonuses that would otherwise be paid.

Options and Share Appreciation Rights. The Human Resources Committee may grant nonqualified options or incentive share options. The Human Resources Committee establishes the option price, which may not be less than 100% of the fair market value of the stock on the date of grant, or, in the case of incentive share options held by an employee who holds more than 10 percent of our common stock, 110% of the fair market value of the stock on the date of grant. The Human Resources Committee also establishes the vesting date and the term of the option. The term may not be longer than 10 years, or, in the case of incentive share options held by an employee who holds more than ten percent of our common stock, five years.

The Human Resources Committee also may grant share appreciation rights, or SARs, which represent the right to receive an amount based on appreciation in the fair market value of shares of NorthWestern Corporation common stock over a base price. The SAR may only be exercised when the fair market value of the shares underlying the SAR exceeds the exercise price of the SAR. The exercise price of the SARs may not be less than the fair market value of the stock on the date of grant. The term of the SARs may not be more than 10 years after the grant date. At the time of or prior to exercise, the Human Resources Committee will determine whether the SAR will be settled in cash, shares of common stock or a combination of the foregoing. The Human Resources Committee also may grant limited SARs related to an option which can only be exercised upon or in respect of a change in control of the company or any other specified event and which would entitle the holder to receive an amount based upon or equal to the fair market value of the common stock during a specified period, at a specified time within a specified period before, after or including the date of such event or related to the consideration payable to the company’s stockholders generally in connection with such event.

During the term of the Amended and Restated 2005 Plan, no participant may receive options and SARs that relate to more than 200,000 shares of common stock. We do not have any options or SARS outstanding under the 2005 Plan.

Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

The Human Resources Committee may equitably adjust the number of shares covered by each outstanding award to reflect any increase or decrease in the number of issued shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. This adjustment may occur with respect to the number of shares that have been authorized for issuance under the Amended and Restated 2005 Plan but as to which no awards have yet been granted or that have been returned to the Amended and Restated 2005 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award.

In the event of any such transaction or event, the Human Resources Committee may provide in substitution for any or all outstanding options under the Amended and Restated 2005 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the Amended and Restated 2005 Plan. Except as expressly provided in the Amended and Restated 2005 Plan, no issuance by us of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be required to be made with respect to, the number or price of shares subject to any award.

In the event of our dissolution or liquidation other than as part of a change in control, each award will terminate immediately prior to the consummation of such action, subject to the ability of the Human Resources Committee to exercise any discretion authorized in the case of a change in control.

In the event of a change in control (as defined in the Amended and Restated 2005 Plan), the following will occur:

•
The vesting of awards will accelerate so that awards will vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that our repurchase rights with respect to shares issued upon exercise of an award will lapse as to the shares subject to such repurchase rights; or

•	The Human Resources Committee will arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards.

However, in the event a participant holding an award assumed or substituted by a successor corporation in a change in control is involuntarily terminated by the successor corporation in connection with (or within 12 months following) the change in control, then any assumed or substituted award held by the terminated participant at the time of termination will accelerate and become fully vested, and any repurchase right applicable to any shares will lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence will occur immediately prior to the effective date of the participant’s termination.

In the event of any distribution to our shareholders of securities of any other entity or other assets (other than dividends payable in cash or our stock) without receipt of consideration by us, the Human Resources Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution.

Amendment of Awards

The Human Resources Committee may amend, modify or terminate any outstanding award in any manner without the participant’s consent at any time prior to payment or exercise of the award so long as such change is consistent with the terms of the Amended and Restated 2005 Plan, including to change the date or dates as of which (1) an option or share appreciation right becomes exercisable, (2) a performance unit or performance share is deemed earned or (3) restricted stock or restricted stock units become nonforfeitable. The Human Resources Committee also may cancel and reissue an award under such different terms and conditions as it determines appropriate. However, no such amendment or modification may adversely affect the rights of a participant without the participant’s consent, except for equitable adjustments in the case of certain corporate events described in the Amended and Restated 2005 Plan.

Authority of Human Resources Committee

The Amended and Restated 2005 Plan, like the 2005 Plan, will be administered and interpreted by the Human Resources Committee (or some other committee appointed by the Board of Directors), each member of which must be a “non-employee” director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Code. The Human Resources Committee selects persons to receive grants from among the eligible participants, determines the type of grants and number of shares to be awarded, and sets the terms and conditions of the grants. The Human Resources Committee may establish rules for administration of the Amended and Restated 2005 Plan and may delegate its authority to others, subject to limitations imposed by the Securities and Exchange Commission, Internal Revenue Service rules, New York Stock Exchange rules and state law.

Other Information

The Amended and Restated 2005 Plan remains effective until March 9, 2015, unless earlier terminated by the Board of Directors. The Board of Directors from time to time may amend, alter, suspend, discontinue or terminate the Amended and Restated 2005 Plan. However, the Board of Directors cannot amend, suspend or terminate the Amended and Restated 2005 Plan if it would materially and adversely affect awards already granted unless it either relates to an adjustment permitted under the terms of the Amended and Restated 2005 Plan or is otherwise mutually agreed to in writing between the participant and the Human Resources Committee. Nevertheless, the Human Resources Committee may amend the Amended and Restated 2005 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Amended and Restated 2005 Plan based on federal income tax laws in effect on January 1, 2011. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-qualified Options. In general, (1) no income will be recognized by an optionee at the time a nonqualified option is granted; (2) at the time of exercise of a nonqualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Share Option. No income generally will be recognized by an optionee upon the grant or exercise of an incentive share option. The exercise of an incentive share option, however, may result in alternative minimum tax liability. If common shares are issued to the optionee pursuant to the exercise of an incentive share option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If common shares acquired upon the exercise of an incentive share option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

Restricted Shares. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Share Units. No income generally will be recognized upon the award of restricted share units. The recipient of a restricted share unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted share units), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Awards and Deferred Share Units. No income generally will be recognized upon the grant of performance awards and deferred share units. Upon payment in respect of the earn-out of performance awards and deferred share units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

Tax Consequences to NorthWestern Corporation or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

New Plan Benefits

The future amounts that will be received by grantees under the Amended and Restated 2005 Plan are not determinable. In 2010, the named executive officers received grants of performance shares and restricted shares under the 2005 Plan as set forth on page 31 of this Proxy Statement in the 2010 Grants of Plan-Based Awards Table, and payouts of restricted shares under the 2005 Plan as set forth on page 33 in the 2010 Stock Vested Table.

On February 10, 2011, the Board of Directors approved long-term incentive grants of performance shares under the 2005 Plan to certain eligible participants as summarized in the table set forth below. The performance shares awarded by such grants are subject to a three-year performance period. These long-term grants are comprised of performance-based restricted stock awards and are adjusted for both company and individual performance, as described in the "Compensation Discussion and Analysis" section of this proxy statement. The Board of Directors made such grants, subject to stockholder approval (in connection with this proposal) of the Amended and Restated 2005 Plan.

The information summarized in the table below represents the number of performance-based shares that will vest on December 31, 2013, if all performance goals are met at the target performance level. The exact number of shares that will vest will vary from 0% to 200% of the target award, depending on actual company performance relative to the performance goals.

Name and Position	Dollar Value (1) ($)	Number of Units (#)
Robert C. Rowe, President and Chief Executive Officer	500,000	18,169
Brian B. Bird, Vice President, Chief Financial Officer and Treasurer	246,006	8,939
Heather H. Grahame, Vice President and General Counsel	164,164	5,965
David G. Gates, Vice President – Wholesale Operations	129,250	4,697
Curtis T. Pohl, Vice President – Retail Operations	129,250	4,697
Executive Officer Group (2)	1,386,545	50,383
Non-Executive Officer Director Group	—	—
Non-Executive Officer Employee Group	1,601,237	58,184

(1)	Values were calculated based on a $27.52 closing price of our common stock, as reported on the New York Stock Exchange on February 10, 2011.

(2)	Includes named executive officers and other current executive officers of the company.

Internal Revenue Section 162(m)

As described in our "Compensation Discussion and Analysis" on page 28 of this proxy statement, Section 162(m) of the Internal Revenue Code limits the amount of compensation expense for our named executive officers that we can deduct for income tax purposes. The 2005 Plan and the Amended and Restated 2005 Plan, allow the grant of performance awards that qualify as performance-based compensation under Section 162(m). To preserve the tax status of certain awards as performance-based, and thereby to allow us to continue to fully deduct the compensation expense related to these awards, we are asking stockholders to approve the performance measures available under the 2005 Plan and the Amended and Restated 2005 Plan.

The Human Resources Committee uses the performance measures available under the 2005 Plan and the Amended and Restated 2005 Plan as the basis for setting performance goals for our eligible participants. The performance measures take into account the business or financial goals of the company, an affiliate or a business unit thereof, and they include one or more of the measures listed below.

• Basic, diluted, or adjusted earnings per share

• Earnings before interest, taxes, and other adjustments (in total or on a per share basis)

• Returns on equity, assets, capital, revenue or similar measure

• Basic or adjusted net income

• Economic value added

• Working capital

• Total stockholder return

• Sales or revenue

• Human resources, information services, or litigation

• Product development, product market share, research or licensing

• Mergers, acquisitions, sales of assets of affiliates or business units

The Human Resources Committee determines the specific performance goals using the performance measures listed above, and such performance goals and measures may be absolute in their terms or measured against or in relationship to the performance of indices or other companies, including a peer group. In addition, the Human Resources Committee will determine each performance measure, to the extent applicable, in accordance with generally accepted accounting principles as consistently applied by the company (or such other standard applied by the Human Resources Committee) and, if so determined and to the extent permitted under Internal Revenue Code Section 162(m), adjust such measure to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. To the extent an award has been designated by the Human Resources Committee as a performance compensation award intended to qualify as performance-based compensation for purposes of Code Section 162(m), the performance period, the performance measure(s) and performance formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the award to fail to constitute qualified performance-based compensation under Code Section 162(m). Performance measures may vary from period to period and from participant to participant, and the Human Resources Committee may establish such measures on a stand-alone basis, in tandem or in the alternative.

So that eligible awards granted under the Amended and Restated 2005 Plan may qualify for the exclusion for performance-based compensation, and to permit the Human Resources Committee to grant other awards under the Amended and Restated 2005 Plan that are intended to qualify for the exclusion, the Amended and Restated 2005 Plan is being submitted to our stockholders for approval. A vote in favor of approving the Amended and Restated 2005 Plan will be a vote approving all the material terms and conditions of the 2005 Plan and the Amended and Restated 2005 Plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various stock awards, in each case as described above.

Approval of the Amended and Restated 2005 Plan

Approval of the amended NorthWestern Corporation 2005 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon; provided that the total votes cast on this proposal represent a majority of the outstanding shares of our common stock. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares at its discretion on this proposal. A vote in favor of approving the Amended and Restated 2005 Plan will be a vote approving all the material terms and conditions of the 2005 Plan and the Amended and Restated 2005 Plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various stock awards, in each case as described above.

The Board of Directors recommends a vote “FOR”
approval of the amended NorthWestern Corporation
2005 Long-Term Incentive Plan to increase the number
of shares authorizes for issuance under the plan.

Other Matters

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents summary information about our equity compensation plans, including our long-term incentive plan. The table presents the following data on our plans as of the close of business on December 31, 2010:

1.	The aggregate number of shares of our common stock subject to outstanding stock options, warrants and rights;

2.	The weighted average exercise price of those outstanding stock options, warrants and rights; and

3.
The number of shares that remain available for future option grants, excluding the number of shares to be issued upon the exercise of outstanding options, warrants and rights described in number 1. above.

For additional information regarding our long-term incentive plans and the accounting effects of our stock-based compensation, please see Note 13 to our Consolidated Financial Statements of our Annual Report on form 10-K for the year ended December 31, 2010.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
None
Equity compensation plans not approved by security holders
New Incentive Plan (1)	—		1,146,215 (2)
Total	—		1,146,215 (2)

(1)
Upon our emergence from bankruptcy in 2004, a New Incentive Plan was established pursuant to our plan of reorganization, which set aside 2,265,957 shares for the new Board to establish equity-based compensation plans for employees and directors. As the New Incentive Plan was established by provisions of the plan of reorganization, stockholder approval was not required. During 2005 the NorthWestern Corporation 2005 Long-Term Incentive Plan was established under the New Incentive Plan, under which 897,828 shares have been distributed to officers and employees and 221,914 shares have been used for Board compensation.

(2)
Does not include the additional 737,637 shares of common stock that are proposed to be added to the Amended and Restated 2005 Plan that is being submitted to stockholders for their approval at this year’s annual meeting.

Glossary

The list below defines the various abbreviations and acronyms used throughout this proxy statement.

2008 Severance Plan – NorthWestern Corporation 2008 Key Employee Severance Plan, effective October 1, 2008

2005 Plan – NorthWestern Corporation 2005 Long-Term Incentive Plan, Effective March 10, 2005, as amended October 31, 2007

Amended and Restated 2005 Plan – NorthWestern Corporation 2005 Long-Term Incentive Plan, Effective March 10, 2005, as amended October 31, 2007, as amended and restated on February 23, 2011, subject to stockholder approval

Board – Board of Directors

CD&A – Compensation Discussion and Analysis

CEO – President and Chief Executive Officer

CFO – Vice President, Chief Financial Officer and Treasurer

Code of Conduct – Code of Conduct and Ethics

Company – NorthWestern Corporation d/b/a NorthWestern Energy

ERM – Enterprise risk management and business continuity programs

Exchange Act – Securities and Exchange Act of 1934, as amended

HR Committee – Human Resources Committee

NCG Committee – Nominating and Corporate Governance Committee

NorthWestern – NorthWestern Corporation d/b/a NorthWestern Energy

NYSE – New York Stock Exchange

OSHA – Occupational Safety and Health Administration

Our – NorthWestern Corporation d/b/a NorthWestern Energy

PCAOB – Public Company Accounting Oversight Board

ROAE – Return on Average Equity

SAIDI – System Average Interruption Duration Index

SEC – Securities and Exchange Commission

TSR – Total stockholder return

Us – NorthWestern Corporation d/b/a NorthWestern Energy

We – NorthWestern Corporation d/b/a NorthWestern Energy

Appendix A

NorthWestern Corporation Amended and Restated
2005 Long-Term Incentive Plan

Effective March 10, 2005
Amended October 31, 2007
Amended and Restated February 23, 2011

As approved by the Board of Directors
on February 23, 2011

NorthWestern Corporation Amended and Restated
2005 Long-Term Incentive Plan

1.	Establishment, Purpose, and Types of Awards

NorthWestern Corporation (the “Company”) previously established this equity-based incentive compensation plan to be known as the “NorthWestern Corporation 2005 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select Employees, Directors and Advisors of the Company and its Affiliates. This plan was developed in accordance with the “New Incentive Plan” provided for in the Second Amended and Restated Plan of Reorganization (“POR”) and bankruptcy court order confirming the POR (“Order”) and, as such, does not require shareholder approval.  This amends and restates the Plan effective February 23, 2011.

The Plan permits the granting of the following types of awards (“Awards”) according to the Sections of the Plan listed here:

Section 6    Options

Section 7          Share Appreciation Rights

Section 8          Restricted and Unrestricted Share Awards

Section 9          Deferred Share Units

Section 10        Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the number of Shares that the Company may issue for all Awards is the number of shares approved by the Committee to fund the Plan as set forth by approval date on Schedule 1.  For all Awards, the Shares issued pursuant to the Plan shall be issued and outstanding Shares.

SCHEDULE 1

Pursuant to Section 3 of the Plan, this Schedule 1 provides the number of restricted shares that the Human Resources Committee has approved by resolution to fund the Plan.

Number of Shares	Resolution Date

700,000	March 9, 2005
600,000	October 31, 2007
737,637	February 23, 2011

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan.  In addition, any Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award shall also be available for subsequent Awards under the Plan.  Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for Incentive Share Options (“ISO”) Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

4.	Administration

(a)   General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter.  The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable.  In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b)  Committee Composition. The Committee shall initially consist of the Human Resources Committee of the Board of Directors.  If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards).  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c)  Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)   to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii)   to determine, from time to time, the Fair Market Value of Shares;

(iii)        to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and  the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)        to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)   to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi)        in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii)   to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d)  Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements.  The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.  The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive.   The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

(e)  No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement.  The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Advisor who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan.  The Company and its Affiliates may obtain liability insurance for this purpose.

(f)  Installments. The right to a series of installment payments upon the distribution of an amount deferred pursuant to the Plan shall be treated as a right to a series of separate payments.

(g)  Compliance with Code Section 409A. The provisions of the Plan dealing with amounts subject to Code Section 409A shall be interpreted and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A.

      Notwithstanding any provision of the Plan to the contrary, no payment subject to Code Section 409A, payable on account of a break in Continuous Service shall be made to a Participant who is a specified employee (within the meaning of Code Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A), as of the date of such Participant’s break in Continuous Service, within the six-month period following such Participant’s break in Continuous Service.  Amounts to which such Participant would otherwise be entitled under the Plan during the first six months following the break in Continuous Service will be accumulated and paid on the first day of the seventh month following the Participant’s break in Continuous Service.

5.	Eligibility

(a)  General Rule. The Committee may grant all Awards other than ISOs to any Eligible Person.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code.  A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b)  Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award.  Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant.  The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

(c)  Limits on Awards. During the term of the Plan, no Participant may receive Options and SARs that relate to more than 200,000 Shares.  The Committee will adjust these limitations pursuant to Section 13 below.

(d)  Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise.  An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.  In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.	Option Awards

(a)  Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant.  Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options.  At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary.  Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b)  ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first.  In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c)  Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d)  Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(e)    Exercise of Option. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f)  Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g)  Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained with the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)   cash or check payable to the Company (in U.S. dollars);

(ii)   other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii)   a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv)   any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h)     Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. Subject to Section 15 hereof, the Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below in sub-paragraphs (i) through (v), as applicable, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i)   Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii)   Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii)   Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv)   Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within 30 days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v)   Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i)    Reverse Vesting. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

(j)  Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to any Shareholder approval requirement of applicable law, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) subject to the approval of the shareholders of the Company, by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7.	Share Appreciate Rights (SARs)

(a)    Grants.  The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i)   SARs Related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii)   SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii)   Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to the Company’s shareholders generally in connection with the event.

(b)  Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d)  and 6(j)  hereof.

(c)  Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding 10 years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d)  Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

(e)  Payment.  Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –

(i)   the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii)   the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f)  Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

(g)  Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

(h)     Buy-out. The Committee has the same discretion to buy-out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8.	Restricted Shares, Restricted Share Units and Unrestricted Shares

(a)  Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested.  In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant  in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested.  The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.  In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)  Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c)  Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d)  Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e)  Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

(f)     Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g)  Deferral Elections. The Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect to defer all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award in accordance with this Section 8(g). Except as otherwise provided in this Section 8(g), an Award of Restricted Shares or Restricted Share Units awarded with respect to services to be performed by a Participant during a calendar year may be deferred at the election of the Participant only if the election to defer such Award is made and becomes irrevocable not later than the last day of the calendar year immediately preceding the calendar year during which services are to be performed.

In the case of the first year in which an Eligible Person becomes eligible to participate in the Plan (as defined in section 1.409A-1(c) of the final Treasury Regulations or the corresponding provision in subsequent guidance issued by the Department of the Treasury to include any other plan that would be considered together with this Plan as the same plan), as permitted by the Committee, the Eligible Person may make an initial deferral election within thirty (30) days after the date the Eligible Person becomes eligible to participate in the Plan, with respect to an Award of Restricted Shares or Restricted Share Units awarded with respect to services to be performed by the Eligible Person subsequent to the election.

In the case of an Award of Restricted Shares or Restricted Share Units that is subject to a vesting condition requiring the Participant to continue to provide services for a period of at least 12 months from the date of the Award, as permitted by the Committee, the Participant may make a deferral election within 30 days of receiving the Award provided that the election is made at least 12 months in advance of the date that the Award could first become vested (disregarding vesting on death or disability).

      Any election to defer Awards pursuant to this Section 8(g) shall be on a form provided by and acceptable to the Committee.  If a Participant makes an election to defer under this Section 8(g), the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.	Deferred Share Units

(a)    Elections to Defer. The Committee may permit any Eligible Person who is a Director, Advisor or member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b)  Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c)     Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that shall begin within 90 days of the date on which the Participant’s Continuous Service terminates and are distributable on each of the first four anniversaries thereof, unless –

(i)   the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii)   the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (A) is delivered to the Administrator at least twelve months before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election and does not take effect for at least twelve months, and (B) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d)     Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(e)  Hardship Distributions from Accounts. In the event a Participant suffers a Hardship, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s Account.  The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s Hardship, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the Hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of the Participant’s deferrals under the Plan.  The Committee shall determine whether a Participant has a qualifying Hardship and the amount which qualifies for distribution, if any.  The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.  Notwithstanding the foregoing, a financial need shall not constitute a Hardship unless it is for at least $100,000 for all Participants (or the entire vested principal amount of the Participant’s Accounts, if less).  Hardship” means an unforeseeable emergency resulting in financial hardship of the Participant or beneficiary due to an illness or accident of the Participant or beneficiary, a spouse of the Participant or beneficiary or of a dependent (as defined in Code Section 152(a)) of a Participant or beneficiary; loss of the Participant’s or the beneficiary’s property due to casualty, or other similar or extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or beneficiary. Whether a Participant or beneficiary is faced with an unforeseeable emergency permitting a distribution under the Plan shall be determined based upon the relevant facts and circumstances of each case, but in any case, its distribution shall not be allowed to the extent that such hardship is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant’s assets to the extent liquidation of such assets would not cause a severe financial hardship or be cessation of deferrals under the Plan. The amount of a distribution on account of a hardship shall be limited to the amount reasonably necessary to satisfy the emergency need plus amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

(f)  Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.	Performance Awards

(a)    Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time.

(b)   Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c)  Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 200,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d)     Definitions.

(i)   “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s).  Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)   “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index):  basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units.  Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.  Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)   “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e)  Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or any shorter period within such window that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect, on a form provided by an acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award, provided that the following criteria are met:

(i)   the Participant performs services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes an initial deferral election;

(ii)   the performance criteria must established in writing no later than ninety (90) days after the commencement of the Performance Period; and

(iii)         in no event may an election to defer Performance Units or Performance Compensation be made after such compensation has become both substantially certain to be paid and readily ascertainable.

     If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.	Taxes

(a)  General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied.  If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)  Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold whole shares and collect from his or her cash compensation an amount sufficient to satisfy the fractional share amounts for such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c)  Special Rules. In the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations, in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Employee shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d)  Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e)  Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) causes the issuance of the Shares subject to the Award (provided that the Committee has determined that issuance of such Shares at the time of vesting is not a “permissible distribution event” within the meaning of Section 409A of the Code) to be automatically deferred until the earliest date on which issuance of the Shares in unrestricted form will constitute a permissible distribution event pursuant to paragraphs (i), (ii), (iii), (v), or (iv) of Section 409A(a)(2)(A) of the Code. The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.	Non-Transferability of Awards

(a)  General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b)  Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships. Any transferee of a Participant's rights shall succeed to and be subject to all of the terms of the Plan and the Award Agreement (and any amendments thereto) granting the transferred Award.

13.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a)  Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

(b)  Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)  Change in Control. In the event of a Change in Control, the following shall occur:

(i)   the vesting of Awards shall accelerate so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Grant shall lapse as to the Shares subject to such repurchase right; or

(ii)   The Committee shall arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

Notwithstanding the above, in the event a Participant holding an Grant assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Grant held by the terminated Participant at the time of termination shall accelerate and become fully vested, and any repurchase right applicable to any Shares shall lapse in full.  The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

(d)  Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options.

(a)  Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b)  Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.	Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.

(a)  Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b)  Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.	Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.	Effective Date.

This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall not be submitted to the Company’s shareholders for approval pursuant to Section 1145 of the U.S. Bankruptcy Code.

21.	Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law.  If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.	Laws And Regulations.

(a)  U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b)  Other Jurisdictions. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws.

23.	No Shareholder Rights.

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.	No Employment Rights.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

NorthWestern Corporation Amended and Restated
2005 Long-Term Incentive Plan

__________

Appendix A: Definitions

__________

As used in the Plan, the following definitions shall apply:

“Advisor” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

 “Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause.  The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means, for purposes of the interpretation of this Plan in conformance with Section 409A of the Code and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A, with respect to a Plan Participant, a Change in Control event must relate to:  (i) the corporation for which the Participant is performing services at the time of the Change in Control event, (ii) the corporation that is liable for the payment of the deferred compensation (or all corporations liable for the payment if more than one corporation is liable), or (iii) a corporation that is a majority shareholder of a corporation identified in part (i) or part (ii) above, or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in part (i) or part (ii) above. For purposes of this provision, a majority shareholder is a shareholder owning more than fifty percent (50%) of the total fair market value and total voting power of such corporation. Also, for purposes of this provision, section 318(a) of the Code applies to determine stock ownership. Additionally, for purposes of this provision and in conformance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A, a change in the ownership of a corporation or a change in the effective control of a corporation is determined in accordance with the provisions described below in this definition.

(i)   A change in the ownership of a corporation shall occur on the date that any one person, or more than one person acting as a group, in one transaction or a series of transactions, directly or indirectly, acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the corporation. However, if any one person or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the corporation, the acquisition of additional stock by the same person or persons shall not be considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction, in one transaction or a series of transactions, directly or indirectly, in which the corporation acquires its stock in exchange for property shall be treated as an acquisition of stock for purposes of this provision.

(ii)   For purposes of paragraph (i) above, persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(iii)   A change in the effective control of a corporation shall occur on the date that either:

(A)
any one person, or more than one person acting as a group, in one transaction or a series of transactions, directly or indirectly, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the corporation; or

(B)
a majority of members of the board of directors of the corporation is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors of the corporation prior to the date of the appointment or election, provided that for purposes of this subparagraph (B) the term “corporation” shall be determined in accordance with the requirements of Section 409A of the Code and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A of the Code.

(iv)   A change in the ownership of a substantial portion of the assets of a corporation shall occur on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The provisions of this Appendix regarding the definition of the term “Change in Control,” shall be determined and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A.”

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means the Human Resources Committee of the Board of Directors or one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above.  With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.  With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means NorthWestern Corporation, a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

 “Continuous Service” means the absence of any interruption or termination of service as an Employee, Director or Advisor.  Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates, or their respective successors.  A change in status between service as an Employee, Director, and an Advisor may not, in and of itself, mandate a determination that an interruption of Continuous Service has occurred.  Whether an interruption in Continuous Service has occurred which shall constitute an event triggering payment under the Plan shall be determined and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disability” means, with respect to a Participant, the Participant is:  (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; or (iii) determined to be totally disabled by the Social Security Administration.”

“Eligible Person” means any Advisor, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:  (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s  total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Advisors.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this NorthWestern Corporation 2005 Long-Term Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

CORPORATE OFFICE 3010 W. 69th Street, Sioux Falls, SD 57108 (605) 978-2900 www.northwesternenergy.com

VOTING CARD
[Front Side]

NORTHWESTERN CORPORATION 3010 W. 69TH STREET SIOUX FALLS, SD 57108
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting  instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day  before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o  Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, MARK BLOCKS BELOW IN  BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWESTERN CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the following nominees:

Vote on Directors
1.	Election of Directors

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
__	__	__	________________________________
Nominees:
01)  Stephen P. Adik   05)  Julia L. Johnson
02)  Dorothy M. Bradley      06)  Philip L. Maslowe
03)  E. Linn Draper, Jr.        07)  Denton Louis Peoples
04)  Dana J. Dykhouse        08)  Robert C. Rowe

Vote on Proposals	For	Against	Abstain

The Board of Directors recommends that you vote FOR Proposal 2:
2.	Ratify the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for fiscal year 2011.	__	__	__

The Board of Directors recommends that you vote FOR Proposal 3:
3.	Advisory vote on executive compensation.	__	__	__

The Board of Directors recommends that you vote for 1 YEAR on Proposal 4:	1 Year	2 Years	3 Years	Abstain
4.	Advisory vote on the frequency of the vote on executive compensation.	__	__	__	__

The Board of Directors recommends that you vote FOR Proposal 5:	For	Against	Abstain
5.	Approve the company's 2005 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the plan.	__	__	__

6.	Upon such other matters as may come before said meeting or any adjournment or postponement thereof, in the discretion of the Proxyholders.

Please sign exactly as name(s) appear(s) on this Proxy.  Joint owners should each sign personally. Corporation Proxies should be signed by an authorized officer. When signing as executors, administrators, trustees, etc., give full title.

___________________________________  __________                                                       ___________________________________  __________
Signature [PLEASE SIGN WITHIN BOX]        Date                                                               Signature (Joint Owners)                                 Date

VOTING CARD
[Back Side]

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PLEASE VOTE PROMPTLY BY INTERNET, PHONE OR MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The  Notice and Proxy Statement and Annual Report with 10-K Wrap are available at
www.proxyvote.com.

NORTHWESTERN CORPORATION
3010 W. 69TH STREET, SIOUX FALLS, SD 57108

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2011

The undersigned hereby appoints E. Linn Draper, Jr. and Robert C. Rowe, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2011 Annual Meeting of Stockholders of NORTHWESTERN CORPORATION to be on held Wednesday, April 27, 2011, at 9:30 a.m. Central Daylight Time at the Holiday Inn Midtown, 2503 S. Locust Street, Grand Island, Nebraska, or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at said Meeting as directed on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN ITEM 1;  “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ITEM 2; “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION IN ITEM 3; FOR EVERY “1 YEAR” IN ITEM 4; AND “FOR” THE APPROVAL OF THE COMPANY’S AMENDED 2005 LONG-TERM INCENTIVE PLAN IN ITEM 5.

Continued and to be signed on the reverse side